UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Summit Materials, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 25, 2023
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Summit Materials, Inc. (“Summit Materials” or the “Company”) will be held at 8:00 a.m., Mountain Time, on Thursday, May 25, 2023, at The Grand America Hotel, 555 South Main Street, Salt Lake City, Utah 84111. The Annual Meeting is being held for the following purposes:
1
To elect the six nominees for director, named in the attached Proxy Statement (the “Proxy Statement”) to serve until the 2024 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2	To approve, on a nonbinding advisory basis, the compensation of our named executive officers (“NEOs”), as disclosed in the Proxy Statement;
3	To ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for our fiscal year ending December 30, 2023; and
4	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board recommends you vote (i) “FOR” the election of each of the nominees to the Board; (ii) “FOR” the approval, on a nonbinding advisory basis, of the compensation of our NEOs, as disclosed in the Proxy Statement; and (iii) “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm.
The Board has fixed March 27, 2023 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. This Notice of 2023 Annual Meeting of Stockholders, Proxy Statement and form of proxy are being distributed and made available on or about April 10, 2023. As always, we encourage you to vote your shares prior to the Annual Meeting.
By Order of the Board of Directors
Christopher B. Gaskill
Executive Vice President, Chief Legal Officer and Secretary
Denver, Colorado
April 10, 2023

SUMMIT MATERIALS
AT A GLANCE
WHO WE ARE
Summit Materials is an integrated supplier of heavy-side construction materials including aggregates, cement, ready-mix concrete, and asphalt, as well as paving services.
We are vertically integrated and we offer our customers a single-source provider for construction materials and related downstream products. Our operations benefit from Summit’s access to capital, IT resources, performance optimization practices and a highly-experienced management team. We believe this model allows us to realize the benefits of locally invested operators with the expertise and economies of scale of a larger entity.
We provide approximately 4,800 jobs, and we believe our people are our greatest asset. We support our employees with:
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Health and wellness programs

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Training and development programs with broad participation throughout all levels of the Company

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An excellent safety track record

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An Employee Stock Purchase Program and Optional 401(k) and retirement plans

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Robust community engagement including support for local STEM education projects

We value diversity, equity, and inclusion (“DEI”):
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28% of our workforce identifies as non-white

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56% of our Board of Directors is female and 40% of our executive officers are female, including our Chief Executive Officer

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We have made conscious strides to address DEI within our business

Our geographic and end-user diversification and integration help us withstand market cycles:
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We operate in 22 states and one Canadian province

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Our end market base is roughly 35% public infrastructure-related and approximately 65% residential and non-residential (based on net revenues)

We focus on sustainability and community involvement to secure a stable and profitable future:
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At Summit, we recognize that robust environmental and social performance is not only the right thing to do but that it is key to achieving our vision to be the most socially responsible integrated construction materials solution provider. To guide us to our vision, our North Star principles were developed through a company-wide strategic assessment. Those principles include:

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Human / Social Impact: Ensuring people and their communities are valued and can thrive.

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Land Reclamation: Measuring every drop of water we consume in water stressed areas and returning land better than when we found it.

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Carbon Reduction: Reducing CO2 emissions to reach net zero by 2050.

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Environmental programs support sustainability and profitability:

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We have established both 2030 and 2050 targets for each of the North Star Pillars. Target setting was completed hand-in-hand with the development of our Elevate strategy. We embedded ESG targets in the planning process to ensure business decisions are made with sustainability considerations in mind. Further details for each target are found within our 2022 ESG Report.

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Recycled more than 185,000 tons of concrete and more than 12,800 tons of recycled materials including metals, plastics, paper, cardboard and mixed recycling in 2022.

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Recycled asphalt accounted for 12% of total tons produced in 2022.

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On average, 38.2% of our cement plants’ energy came from alternative fuel in 2022. This equates to the amount of power that an estimated 9,685 American homes use in one year.1

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Both of our cement plants have converted to Portland Limestone Cement (PLC). This conversion to lower carbon emitting cement equaled approximately 133,875 tons of CO2 savings, the equivalent of taking 29,103 typical passenger cars off the road.2

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We remain focused on exploring new, innovative ways in which we can meaningfully reduce the environmental impact where we operate and are wholly in support of achieving carbon neutrality by 2050:

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Continuing to expand our Green America Recycling facility to increase our use of alternative fuels.

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Commercializing Portland Limestone Cement (“PLC”), a cement that requires less emissions to produce.

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Piloting next generation low carbon concrete.

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Evaluating long term solutions for fleet electrification and diesel to line power conversion.

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Leveraging safety, fuel and emissions monitoring data from our vehicles to reduce impacts.

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We provide free Earth Sciences lesson plans that meet Rocks and Minerals Curriculum standards in North America.

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Our employees volunteered in several charity initiatives within their communities through company sponsored engagement, with organizations such as United Way and Feeding America.

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Our vendor code of conduct, human rights, and environmental policies govern our interactions with our stakeholders.

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Our sustainability website (summit-materials.com/sustainability/) includes our sustainability report, which aligns with the Sustainability Accounting Standards Board (SASB) Construction Materials Standard, and further describes our deep commitment to the environment and the communities in which we operate.

1
According to the U.S. Energy Information Administration, in 2021, the average annual electricity consumption for a U.S. residential utility customer was 10,632 kilowatt hours (kWh), an average of about 886 kWh per month. https://www.eia.gov/tools/faqs/faq.php?id=97&t=3.

2
According to the U.S. Energy Protection Agency, a typical passenger vehicle emits about 4.6 metric tons of carbon dioxide per year. : https://www.epa.gov/greenvehicles/greenhouse-gas-emissions-typical-passenger-vehicle.

The Company’s strong performance was reflected in net income of  $272.1 million.
2022 PERFORMANCE
In 2022, we reported net revenue of $2.2 billion and earnings of $272.1 million, or $2.27 per basic share.
Operating income increased 6.3% to $269.0 million:
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Strong net revenue gains in our aggregates, ready-mix concrete, and cement lines of business

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Average selling prices increased across all three reporting Segments

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Net income attributable to Summit of $272.1 million, adjusted cash gross profit of $649.3 million, adjusted EBITDA of $491.5 million and free cash flow of $32.7 million*

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We focused on sustainable growth with investments in greenfields while advancing strategic divestitures that enhanced our market leadership

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Reduced our leverage ratio to 2.1x Net Debt to Adjusted EBITDA (a non-GAAP financial measure) at year end 2022, the lowest debt ratio in the Company’s history

*
Adjusted cash gross profit, EBITDA and free cash flow are non-GAAP financial measures; see “Reconciliation of Non-GAAP Measures to GAAP” on Annex A.

OUR GOVERNANCE
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Separate independent Chairman and Chief Executive Officer

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56% of Board members are female

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Age diversity on the Board; short average tenure; no over-boarded directors

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Our Board amended the Company’s Corporate Governance Guidelines and Governance and Sustainability Committee’s charter to formally adopt a policy to require any candidate pool assembled to fill a vacancy of the Board to include candidates who are diverse in terms of ethnicity and/or gender

Letter from the Chairman
To Our Valued Stakeholders:
In 2022, Summit Materials had the opportunity to put its Elevate Strategy to the test. Despite unrelenting cost headwinds, supply chain constraints, and volatile market conditions, which were not particularly unique to Summit, the Company set annual records for operating income, net income, and pricing growth across all lines of business, strengthened the balance sheet, and took actions that were in the best interest of our stakeholders.
From a governance perspective, we recognize that organizational resiliency and agility are essential for strategic execution. Through the Elevate Strategy, Summit has optimized its portfolio and significantly strengthened its balance sheet while improving its quality of earnings with a higher contribution of materials to its financial performance. In early 2022, it became clear that the value of Summit’s stock represented a compelling value that did not fully reflect these strong financial results and attractive outlook. As a Board, we moved swiftly to authorize a $250 million share repurchase program, and Summit returned over $100 million to shareholders by year end. The Company continues to pursue a capital allocation approach that first prioritizes investments in high return organic and inorganic opportunities and then looks to opportunistically return capital to shareholders.
As a Board, we take pride in our effort to uphold governance best practices. This includes:
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Separate independent Chairman and Chief Executive Officer

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De-classification of our Board in process (approved by shareholders in 2021)

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56% of Board members are female

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Having age diversity on the Board, short average tenure, and no over-boarded directors

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Amended Corporate Governance Guidelines and Governance and Sustainability Committee’s charter to formally adopt a policy to require any candidate pool assembled to fill a vacancy of the Board to include candidates who are diverse in terms of ethnicity and/or gender

In addition to our traditional board risk management responsibilities, we believe it is equally important that we demonstrate oversight of emerging critical matters such as diversity, equity and inclusion, talent acquisition, social responsibility, sustainability, cyber risk, and environmental impacts.
In 2022, Summit disclosed its strategies to reduce water, fuel, and waste consumption, to increase our use of renewable power as well as to address, and ultimately eliminate, our carbon emissions to achieve net zero by 2050. We believe that notching consistent, regular progress towards reducing our impacts and addressing climate change will be essential to building sustainable competitive advantage. We were recognized in that effort by receiving an ESG rating of “AAA” from MSCI, placing Summit in the top 4% of global issuers.
As Chairman of the Board, I believe that Summit has taken important steps in 2022 to build a stronger business and position itself for long term success in alignment with stakeholders. We thank you for your continued support, and look forward to continued momentum.
Sincerely,
Howard L. Lance
Chairman of the Board of Directors
Summit Materials, Inc.

OUR BOARD OF DIRECTORS
ITEM 1 ELECTION OF DIRECTORS

The board of directors (the “Board”) of Summit Materials, Inc. (“Summit Materials” or the “Company”) currently has nine seats, divided into three classes: Class I, Class II and Class III.
•
Our Class I directors are Joseph S. Cantie, Anne M. Cooney, Anne P. Noonan and Tamla D. Oates-Forney and our Class II directors are John R. Murphy and Steven H. Wunning, and each of their terms will expire at this Annual Meeting.

•
Our Class III directors are Howard L. Lance, Anne K. Wade and Susan A. Ellerbusch, and their terms will expire at the 2024 Annual Meeting.

At the Company’s 2021 Annual Meeting, the Company’s stockholders approved and adopted an amendment to the Company’s amended and restated Certificate of Incorporation (the “Charter”) to remove the three separate classes of directors of the Board and replace with one class of directors (the “Declassification Amendment”). As a result, (i) the current Class I and II directors will be elected at this Annual Meeting to serve for a term of one year and (ii) the current Class I, II and III directors will be elected at the 2024 Annual Meeting to serve for a term of one year, at which time all directors will be elected to serve for one year terms at all subsequent Annual Meetings.
Accordingly, the Board proposes that Messrs. Cantie, Murphy and Wunning, and Mss. Cooney, Noonan, and Oates-Forney be reelected to the Board for a one-year term expiring at the 2024 Annual Meeting. Each nominee for director will, if elected, continue in office until the 2024 Annual Meeting and until the director’s successor has been duly elected and qualified, or until the earlier of the director’s death, resignation or removal.
The proxy holders named on the proxy card intend to vote the proxy (if you are a stockholder of record) for the election of each of these nominees, unless you indicate on the proxy card that your vote should be withheld for any of the nominees. Under Securities and Exchange Commission (“SEC”) rules, proxies cannot be voted for a greater number of persons than the number of nominees named.
Each nominee has consented to be named as a nominee in this Proxy Statement and to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the other nominees and may be voted for a substitute nominee, unless the Board chooses to reduce the number of directors serving on the Board.

THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 1

Who We Are
We, the members of your Board, take seriously our jobs of overseeing Summit Materials on your behalf and on behalf of our employees, customers, suppliers and other stakeholders, all of whom uniquely matter to us.
The Board has nominated six directors to be elected at the Annual Meeting to each serve for one-year terms ending with the 2024 Annual Meeting of Stockholders and until a successor is duly elected and qualified, or until the earlier of the director’s death, resignation or removal. Each nominee is currently a director of the Company and has agreed to serve if elected. The age shown below for each director is as of May 25, 2023, which is the date of the Annual Meeting.
Directors Whose Terms Expire at the 2023 Annual Meeting

Joseph S. Cantie Age: 59 Director since 2016 BOARD COMMITTEES • Audit OTHER BOARDS • TopBuild Corp • Howmet Aerospace Inc.
Joseph S. Cantie is the former Executive Vice President and Chief Financial Officer of ZF TRW, a division of ZF Friedrichshafen AG, a global automotive supplier, a position he held from May 2015 until January 2016.

Career Highlights
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Executive Vice President and Chief Financial Officer, TRW Automotive Holdings Corp., which was acquired by ZF Industries in May 2015 (2003-2015)

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Various executive positions at TRW Automotive Holdings Corp. (1999-2003)

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Various executive positions, including Vice President and Controller of LucasVarity Plc (1996-1999)

Skills / Experience
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Financial and operating experience

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Extensive knowledge of the industrial sector

Education
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BS, State University of New York at Buffalo

Also…
Mr. Cantie spent 10 years at KPMG and is a certified public accountant.

2 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Anne M. Cooney
Age: 63
Director since 2018

BOARD COMMITTEES
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Human Capital and Compensation

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Governance and Sustainability (Chair)

OTHER BOARDS
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The Manitowoc Company, Inc.

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WESCO International, Inc.

Anne M. Cooney is the former President of the Process Industries and Drives Division of Siemens Industry, Inc., a division of Siemens AG, a multinational conglomerate primarily engaged in industrial engineering, electronics, energy, healthcare and infrastructure activities, a position she held from October 2014 until her retirement in December 2019.

Career Highlights
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President, Process Industries and Drives Division of Siemens Industry, Inc. (2014-2018)

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Chief Operating Officer, Siemens Healthcare’s Diagnostics division (2011-2014)

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President, Drives Technologies Division, Siemens Industry, Inc. (2009-2011)

Skills / Experience
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Leadership experience

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Management and operational experience

Education
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BS in Industrial Management, Gannon University

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MBA, Emory University

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 3

Anne P. Noonan Age: 59 Director since 2020 BOARD COMMITTEES • N/A OTHER BOARDS • CF Industries Holdings, Inc.
Anne P. Noonan was named the President and Chief Executive Officer of Summit Materials on September 1, 2020. Prior to joining Summit Materials, Ms. Noonan served as President and Chief Executive Officer and as a Director of OMNOVA Solutions Inc. (“OMNOVA”), a global provider of emulsion polymers, specialty chemicals, and decorative and functional surfaces, from November 2016 until April 1, 2020 when OMNOVA was acquired by Synthomer plc.

Career Highlights
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President and Chief Executive Officer, Summit Materials (September 2020‑present)

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President and Chief Executive Officer, OMNOVA (November 2016-April 2020)

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President, Performance Chemicals, OMNOVA (2014-November 2016)

Skills / Experience
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Public company governance experience

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Operational expertise

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Environmental and safety expertise

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Extensive experience in risk management and accounting and finance

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Corporate strategy, strategic initiative, and mergers & acquisitions expertise

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Innovation and marketing

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Advocacy and regulatory affairs

Education
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BS in Chemistry, University College Dublin, Ireland

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MS in Organometallic Chemistry, University College Dublin, Ireland

Also…
Ms. Noonan spent 27 years at Chemtura Corporation, a global manufacturer of specialty chemicals. Ms. Noonan serves as the chairperson of the Corporate Governance and Nominating Committee for CF Industries Holdings, Inc.

4 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Tamla D. Oates- Forney Age: 51 Director since 2021 BOARD COMMITTEES • Human Capital and Compensation
Tamla D. Oates-Forney is currently the Executive Vice President, Chief Human Resources Officer at USAA, a financial services company

Career Highlights
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Executive Vice President, Chief Human Resources Officer at USAA (August 2022-present)

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Senior Vice President, Chief People Officer, at Waste Management (December 2018-July 2022)

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Various positions of increasing responsibility during a 20-year career at General Electric, including most recently as Vice President, Human Resources, GE Energy Connections, an electrification and automation business included in the General Electric Company multinational conglomerate from October 2014-April 2018

Skills / Experience
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Leadership experience

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Extensive knowledge of the industrial sector

Education
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BS in Business Administration, University of North Carolina at Chapel Hill

Also…
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Ms. Oates-Forney serves on the board of advisors of the University of North Carolina Kenan—Flagler Business School.

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 5

John R. Murphy Age: 72 Director since 2012 BOARD COMMITTEES • Audit (Chair) OTHER BOARDS • O’Reilly Automotive, Inc. • Cadrenal Therapeutics, Inc.
John R. Murphy served as Summit Materials’ Interim Chief Financial Officer from January 2013 to May 2013 and from July 2013 to October 2013.

Career Highlights
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Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation (2009-2010)

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Various senior management roles, including Chief Financial Officer and President and Chief Operating Officer and as President and Chief Executive Officer, of Accuride Corporation (1998-2008)

Skills / Experience
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Financial expertise

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Management experience

Education
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BS in Accounting, Pennsylvania State University

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MBA, University of Colorado

Also…
Mr. Murphy is a Certified Public Accountant.

6 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Steven H.
Wunning
Age: 71
Director since 2016

BOARD COMMITTEES
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Human Capital and Compensation (Chair)

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Governance and Sustainability

OTHER BOARDS
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The Sherwin Williams Company

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Kennametal Inc.

Steven H. Wunning served as Group President and Executive Office Member for Caterpillar Inc. (“Caterpillar”) from January 2004 until his retirement in February 2015. He joined Caterpillar in 1973.

Career Highlights
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Group President and Executive Office Member for Caterpillar from January 2004 until his retirement in February 2015

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Various executive positions at Caterpillar, including Vice President, Logistics Division from January 2000 to January 2004 and Vice President, Logistics & Product Services Division from November 1998 to January 2000

Skills / Experience
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Extensive board and management experience

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Industrial and building products industry expertise

Education
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BS in Metallurgical Engineering from Missouri University of Science and Technology

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MBA, University of Illinois Urbana-Champaign

Also…
Mr. Wunning serves on the Board of Trustees of Missouri University of Science and Technology.

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 7

Directors Whose Terms Expire at the 2024 Annual Meeting

Susan A. Ellerbusch Age: 55 Director since 2018 BOARD COMMITTEES • Audit • Governance and Sustainability
Ms. Ellerbusch is currently the Senior Vice President, Strategic Direction for the Americas of Air Liquide S.A., a world leader in gases, technologies and services for industry and health, with a presence in 80 countries and more than 3 million customers and patients.

Career Highlights
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Chief Executive Officer of Air Liquide North America LLC (September 2019-January 2022)

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Chief Executive Officer of Air Liquide USA LLC (June 2017-September 2019)

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President, Air Liquide Large Industries U.S. (September 2015-June 2017)

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Various executive positions at British Petroleum, including President, BP Biofuels North America from 2008 to 2015

Skills / Experience
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Management and operational experience

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Extensive knowledge of chemicals and energy industries

Education
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BS in genetics, University of Illinois Urbana-Champaign

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MBA, University of Illinois Chicago

Also…
As head of Air Liquide’s operations in the U.S. and Canada, Ms. Ellerbusch led the company’s Large Industries, Industrial Merchant, Health Care, Hydrogen Mobility and Electronics businesses.

8 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Howard L. Lance
Age: 67
Director since 2012
Chairman since 2013

BOARD COMMITTEES
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Human Capital and Compensation

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Governance and Sustainability

OTHER BOARDS
•
New Vista Acquisition Corp.

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Mercury Systems

Howard L. Lance is the former President and Chief Executive Officer of Maxar Technologies Inc. and its predecessor MacDonald, Dettwiler and Associates Ltd., a global communications and information company, a position he held from May 2016 until January 2019.

Career Highlights
•
President and Chief Executive Officer, Maxar Technologies Inc. (May 2016-January 2019)

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Executive Advisor to The Blackstone Group L.P. (2012-April 2016)

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President & Chief Executive Officer, Harris Corporation (2003-2011)

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Former Director of Change Healthcare, Inc. (2017-2022)

Skills / Experience
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Leadership experience

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Extensive management and operational experience

Education
•
BS in Industrial Engineering, Bradley University

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MS in Management from the Krannert School of Management at Purdue University

Also…
Before joining Harris Corporation, Mr. Lance was co-president of NCR Corporation and Chief Operating Officer of its Retail and Financial Group. Previously, he spent 17 years with Emerson Electric Co., where he held senior management positions including Executive Vice President of its Electronics and Telecommunications segment, Chief Executive Officer and director of its Astec electronics subsidiary in Hong Kong, Group Vice President of its Climate Technologies segment and President of its Copeland Refrigeration division.

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 9

Anne K. Wade Age: 50 Director since 2016 BOARD COMMITTEES • Audit OTHER BOARDS • Man Group plc
Anne K. Wade is currently a Partner at Leaders’ Quest, an organization focused on culture, values, and driving social and financial impact in major corporations.

Career Highlights
•
As part of Leaders’ Quest, Co-Director of the Banking Futures initiative in the UK (2014-2017)

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Senior Vice President and Director, Capital International, a part of the Capital Group Companies (1995-2012)

Skills / Experience
•
Financial and investing experience

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Extensive knowledge of infrastructure sectors

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ESG and sustainability

Education
•
BA, magna cum laude, Harvard University

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MS, London School of Economics

Also…
Ms. Wade serves on the Board of Trustees for Bates College.

10 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Board Organization
Good corporate governance at Summit Materials starts at the top—with how we, as the Board, are governed. We believe our board governance incorporates best-practice standards as appropriate for our Company:
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We have an independent board Chairman

•
All members of our committees are independent

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All of our non-employee directors are independent

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All directors may request that items be added to the Board’s agenda or the agenda of any committee on which they serve

Our Board is currently divided into three classes. At the Board’s recommendation, at the Company’s 2021 Annual Meeting, the Company’s stockholders approved and adopted the Declassification Amendment. Accordingly, (i) the current Class I and II directors will be elected at this Annual Meeting to serve for a term of one year and (ii) the current Class I, II and III directors will be elected at the 2024 Annual Meeting to serve for a term of one year, at which time all directors will be elected to serve for one year terms at all subsequent Annual Meetings.
Director Independence Determination
Under our Corporate Governance Guidelines and the NYSE corporate governance rules for listed companies, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line test for independence set forth by the NYSE rules. Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE rules. Our Corporate Governance Guidelines require the Board to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board will determine, considering all relevant facts and circumstances, whether such relationship is material.
Our Board has affirmatively determined that each of Messrs. Cantie, Lance, Murphy, and Wunning and each of Mss. Cooney, Ellerbusch, Oates-Forney, and Wade is independent, under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE rules, including with respect to applicable committee membership. Our Board also has determined that (i) each of the members of the Audit Committee, Messrs. Cantie and Murphy and Mss. Ellerbusch and Wade, is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “financially literate” as required by NYSE rules and (ii) each of Messrs. Cantie and Murphy qualify as a “financial expert” as defined by SEC regulations.
In making its independence and financial literacy determinations, the Board considered and reviewed all information known to it, including information identified through annual directors’ questionnaires.
Board Leadership
The Board directs and oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company. The Board’s responsibility is one of oversight, and in performing its oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with our stockholders.
In accordance with the Company’s belief that its long-term success includes being good stewards of the environment, the Board oversees and supports the Company’s initiatives in these areas. In addition, the Board takes pride in supporting the Company’s efforts to offer a safe work environment to its employees and being a good corporate citizen in its local communities.
In accordance with our Corporate Governance Guidelines, the Board selects the Company’s Chairman and the Company’s Chief Executive Officer in any way it considers in the best interests of the Company and, accordingly, does not have a policy on whether the roles of Chairman and Chief Executive Officer should be separate or combined and, if separate, whether the Chairman should be selected from the independent directors. We believe that the separation of the Chairman of the Board and Chief Executive Officer positions is appropriate corporate governance for us as this time. Accordingly, Mr. Lance serves as the Chairman of the Board while Ms. Noonan serves as our Chief Executive Officer. Our Board believes that this structure best encourages the free and open dialogue of differing views and provides for strong checks and balances.
Corporate Governance Documents
Our investor relations website at investors.summit-materials.com/govdocs, “Governance Documents,” has additional information on our board governance and corporate governance, including our Corporate Governance Guidelines, our Code of Business Conduct
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 11

and Ethics, our Whistleblower Policy, and the charters approved by the Board for the Audit Committee, the Human Capital and Compensation Committee, and the Governance and Sustainability Committee.
Board Meetings and Committees
The Board meets regularly during the year and holds special meetings and acts by unanimous written consent when circumstances require. During 2022, there were six (6) meetings of the Board. Each director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees on which he or she served (during the periods that he or she served) during 2022. In addition, directors are expected to make every effort to attend any meetings of stockholders. All of our directors attended the 2022 Annual Meeting of Stockholders.
The Board has established an Audit Committee, a Human Capital and Compensation Committee, and a Governance and Sustainability Committee (collectively, the “Committees”). The Committees keep the Board informed of their actions and assist the Board in fulfilling its oversight responsibility to stockholders. The table below provides current membership information as well as meeting information for the last fiscal year.
Name	Audit Committee	Human Capital and Compensation Committee	Governance and Sustainability Committee
Anne P. Noonan
Howard L. Lance*		•	•
Joseph S. Cantie	•
Anne M. Cooney		•	Chair
Susan A. Ellerbusch	•		•
John R. Murphy	Chair
Tamla D. Oates-Forney		•
Anne K. Wade	•
Steven H. Wunning		Chair	•
Total Meetings in 2022	7	4	4

*
Independent Chairman of the Board.

The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below.
Audit Committee

Our Audit Committee consists of Messrs. Murphy and Cantie and Mss. Ellerbusch and Wade, with Mr. Murphy serving as chair.
Our Audit Committee is responsible for, among other things:
•
selecting and hiring our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•
assisting the Board in evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•
assisting the Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

•
assisting the Board in monitoring our compliance with legal and regulatory requirements;

•
overseeing the Company’s environmental, social and governance (“ESG”) reporting and disclosures (quantitative and qualitative) and related processes and controls, including conformity to the Company’s ESG strategy;

•
reviewing the adequacy and effectiveness of our internal control over financial reporting;

•
assisting the Board in monitoring the performance of our internal audit function;

•
reviewing with management and our independent registered public accounting firm our annual and quarterly financial statements;

•
establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

12 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

•
preparing the Audit Committee Report that the rules and regulations of the SEC require to be included in our annual proxy statement;

•
reviewing and discussing with management and our independent registered public accounting firm our guidelines and policies with respect to risk assessment and risk management, including the major financial risk exposures and the steps management has taken to monitor and control such exposures; and

•
reviewing our information technology security controls with our Head of Information Technology and evaluating the adequacy of our information technology security program, compliance and controls with the Head of Information Technology.

Audit Committee Member Independence; Financial Literacy; Financial Expert
	Independent under NYSE governance standards and Rule 10A-3 of Exchange Act	Financially Literate	Audit Committee Financial Expert
John R. Murphy (Chair)	✓	✓	✓
Joseph S. Cantie	✓	✓	✓
Susan A. Ellerbusch	✓	✓
Anne K. Wade	✓	✓
Human Capital and Compensation Committee

Our Human Capital and Compensation Committee consists of Messrs. Wunning and Lance and Mss. Cooney and Oates-Forney, with Mr. Wunning serving as chair.
Our Human Capital and Compensation Committee is responsible for, among other things:
•
reviewing and approving or making recommendations to the Board with respect to corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating his/her performance in light of those goals and objectives and determining and approving his/her compensation level based on such evaluation;

•
reviewing and approving, or making recommendations to the Board with respect to, the compensation of our other executive officers, including annual base salary, bonus, equity-based incentives and other benefits;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure required by SEC rules;

•
preparing the Compensation Committee Report required by the SEC to be included in our annual proxy statement;

•
reviewing and making recommendations with respect to our equity compensation plans;

•
reviewing, periodically, the Company’s (i) talent management strategies, such as the Company’s recruitment, development, promotion and retention programs; (ii) diversity and inclusion within the Company; and (iii) employee engagement and company culture;

•
reporting to the Board with respect to the Company’s human capital management; and

•
reviewing and discussing with our Chief Executive Officer the Company’s succession plans for key positions at the senior officer level, including the qualifications, experience, and development priorities for these individuals.

Governance and Sustainability Committee

Our Governance and Sustainability Committee consists of Mss. Cooney and Ellerbusch and Messrs. Lance, and Wunning, with Ms. Cooney serving as chair.
Our Governance and Sustainability Committee is responsible for, among other things:
•
assisting our Board in identifying prospective director nominees and recommending nominees to the Board;

•
overseeing the annual evaluation of management;

•
overseeing the annual evaluation of the Board in conjunction with our Chairman’s regular informal interviews with our current directors to ensure the Board is functioning properly;

•
reviewing and advising the Board on developments in corporate governance practices;

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•
reviewing and recommending the compensation of our directors;

•
developing and recommending a set of corporate governance guidelines;

•
recommending members for each committee of our Board; and

•
overseeing the Company’s approach to social responsibility and policies and initiatives related thereto.

Director Nominations
The Governance and Sustainability Committee identifies individuals believed to be qualified as candidates to serve on the Board and selects, or recommends that the Board select, the nominees for all directorships to be filled by the Board or by our stockholders at an annual or special meeting.
In identifying candidates for membership on the Board, the Committee takes into account all factors it considers appropriate, which may include:
•
individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially; and

•
all other factors the Committee considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board.

In 2022, the Company amended its Corporate Governance Guidelines and Governance and Sustainability Committee’s charter and formally adopted a policy to require any candidate pool assembled to fill a vacancy of the Board to include candidates who are diverse in terms of ethnicity and/or gender. The Board is proud of the gender diversity it has been able to accomplish over the last few years, which has resulted in the Board being comprised of 56% females and 44% males. In addition, the Board made strides in other forms of diversity, including racial and ethnic diversity, in connection with the appointment of Ms. Oates-Forney, who identifies as African American in 2021.
The Committee also may consider the extent to which the candidate would fill a present need on the Board. When evaluating whether to re-nominate existing directors, the Committee considers matters relating to the retirement of current directors, as well as the performance of such directors.
The Governance and Sustainability Committee evaluates director candidates recommended by stockholders on the same basis as it considers other nominees. Any recommendation submitted to the Chief Legal Officer and Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and the written consent of the candidate to serve as one of our directors, if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Chief Legal Officer and Secretary, Summit Materials, Inc., 1801 California Street, Suite 3500 Denver, Colorado 80202. All recommendations for nomination received by the Chief Legal Officer and Secretary that satisfy the requirements of our Third Amended and Restated Bylaws (the “Bylaws”) relating to such director nominations will be presented to the Governance and Sustainability Committee for its consideration. Please see the section entitled “Future Shareholder Proposals and Nominations” for information regarding the advance notice provisions applicable to stockholder director nominations set forth in our Bylaws.
Compensation Committee Interlocks and Insider Participation
During 2022, the members of the Human Capital and Compensation Committee were Messrs. Wunning and Lance and Mss. Cooney and Oates-Forney, none of whom was, during the fiscal year, an officer or employee of the Company and none of whom has ever served as an officer of the Company. During 2022, none of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Human Capital and Compensation Committee or the Board.
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Board Operations
The Board believes that the practices it follows and the guidelines it adopts governing how it operates set an important tone at the top. Among other things the Board:
•
meets regularly;

•
meets periodically in executive session of its independent directors;

•
has the authority to retain independent advisors;

•
enables directors to have access to management;

•
limits the number of public company boards on which directors may serve;

•
expects its members as well as the Company’s executives to satisfy the stock ownership guidelines; and

•
prohibits its members and the Company’s executives from taking specified hedging and pledging actions with the Company’s stock.

Executive Sessions and Communications with Directors
The Board’s independent directors meet at regularly scheduled executive sessions without management present. Mr. Lance presides at executive sessions of independent directors.
Stockholders and other interested parties may communicate with the Board by writing to the Chief Legal Officer and Secretary, Summit Materials, Inc., 1801 California Street, Suite 3500 Denver, Colorado 80202. Written communications may be addressed to the Chairman of the Board, the chairperson of any of the Audit, Governance and Sustainability, and Human Capital and Compensation Committees, or to the non-management or independent directors as a group. The Chief Legal Officer will forward such communications to the party determined to be appropriate for delivery. Materials that may not be forwarded include junk mail and items that do not pertain to board matters.
Risk Oversight
The Board exercises direct oversight of strategic risks to the Company. The Audit Committee reviews guidelines and policies governing the process by which senior management assesses and manages the Company’s exposure to risk, including the Company’s major financial and operational risk exposures and the steps management takes to monitor and control such exposures. The Human Capital and Compensation Committee oversees risks relating to the Company’s compensation and human capital management policies and practices. Each committee charged with risk oversight reports to the Board on those matters.
Cybersecurity Oversight
We are dependent on information technology systems and infrastructure to carry out important operational activities and to maintain our business records. In addition, we rely on the systems of third parties, such as third-party vendors. As part of our normal business activities, we collect and store certain personal identifying and confidential information relating to our customers, employees, vendors and suppliers, and maintain operational and financial information related to our business. We may share some of this confidential information with our vendors. We rely on our vendors and third-party service providers to maintain effective cybersecurity measures to keep our information secure. Any significant breakdown, invasion, destruction or interruption of our existing or future systems by employees, third parties, vendors, others with authorized access to our systems, or unauthorized persons could negatively affect operations. In addition, future systems upgrades or changes could be time consuming, costly and result in unexpected interruptions or other adverse effects on our business.
With respect to cybersecurity risk oversight, our Board and our Audit Committee receive updates from our information technology team to assess the primary cybersecurity risks facing the Company, which are discussed above, and the measures the Company is taking to mitigate such risks. In addition to such updates, our Board and our Audit Committee receive updates from management as to changes to the Company’s cybersecurity risk profile or significant newly identified risks. During the last three fiscal years, the Company has not identified any information security breaches.
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ESG Oversight
The Company recognizes that ESG performance is essential to the Company’s long-term success and is an important issue to many of its stockholders. As a result, the Company has implemented the following oversight structure to ensure that the Company’s performance in these areas is monitored appropriately:

ESG OVERSIGHT

BOARD OF DIRECTORS
Audit Committee
Governance & Sustainability Committee
Human Capital & Compensation Committee
SENIOR LEADERSHIP TEAM & ERC
Finance, Legal, H.R., & I.R.
Sustainability Council
Operations Management (Through EMS)

In light of the importance of environmental and climate change matters to the Company, its shareholders, communities, customers, and employees, and the associated risks the Company faces, the full Board oversees environmental risk factors and receives regular updates from management and the Company’s sustainability team on the Company’s environmental risk profile and key risk mitigating initiatives. The Company’s management functions involved in overseeing and managing climate risk include, but are not limited to, safety, sustainability, finance and internal audit, and legal. Furthermore, each of the Company’s operations has personnel responsible for maintaining compliance with environmental rules and regulations.
In addition, the Company views sustainability as one of its core values and takes its responsibilities to the lands it operates on seriously. The Company has a dedicated Enterprise Risk Committee (the “ERC”) that continually identifies and evaluates environmental and other risks, including the Company’s compliance with environmental rules and regulations. The ERC reports to the full Board. The ERC undertakes regular, systematized review of the environmental risks affecting the Company, including those associated with climate change, that may affect the Company’s businesses and also meets with key leaders in the Company’s operations to identify and address such risks.
The Company has an Environmental Management System (the “EMS”) called eVue to facilitate its ongoing compliance with environmental rules and regulations across its operations.
With respect to abnormal weather and other physical effects of climate change, to which, as an outdoor business, the Company is acutely attuned, the Company is seeking to monitor and reduce its contribution to climate change. The Company’s efforts include, but are not limited to, the following:
•
Establishing clear 2030 and 2050 targets for carbon emissions reductions, including a strategy for achieving net zero emissions by 2050, land use improvement, and social impact;

•
Reporting on its sustainability progress annually under the SASB Construction Materials Framework;

•
Preliminary efforts towards a climate risk assessment of potential transition and physical risks;

•
Aligning with the United Nations Sustainable Development Goals to guide and influence the Company’s programs and reporting;

•
Recycling of hazardous waste, and use of such waste as an alternative fuel source to power the Company’s cement plants;

•
Use of hybrid vehicles and equipment;

•
Use of recycled materials, including recycled asphalt and recycled concrete;

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•
Managing and tracking the Company’s fleet to optimize fuel efficiency and reduce unnecessary consumption;

•
Managing and mitigating the Company’s waste;

•
Promoting progressive reclamation and biodiversity focused actions; and

•
Tracking and managing the Company’s water use, with a focus on areas of water scarcity.

The Company also continues to comprehensively focus on its energy inputs, CO2 and other pollutant emissions from its cement plants. From an energy use standpoint, the Company’s alternative fuel usage rate of 38.2% at its cement plants is notable in comparison to the average U.S. industry rate of 25% as reported by the U.S. Environmental Protection Agency in 2008. The Company has made advancements in recent years to (i) accept more diverse materials at its hazardous waste recycling business, (ii) increase its alternative fuel use, and (iii) divert thousands of pounds of waste from landfills. The Company has also developed a long-term strategy to address its CO2 emissions from its cement operations that are fully discussed in its 2022 sustainability report.
With respect to emissions impacts, in 2021 the Company completed a comprehensive review of the Company’s greenhouse gas (“GHG”) emissions reporting capabilities across all of the Company’s operations for 2020. This assessment focused on Scope 1 and Scope 2 emissions, which represent emissions from direct operations and indirect electricity purchases, respectively. In addition, in 2022, the Company completed a climate physical and transition risk scenario analysis. This high level, qualitative climate risk assessment was informed by the Task Force on Climate-related Financial Disclosures (“TCFD”) recommendations and makes reference to third party scenarios, such as the International Energy Agency’s (“IEA”) Sustainability Development-Scenarios.
Now that the Company has implemented the appropriate reporting framework and controls, the Company has been able to establish goals related to emissions and other factors contributing to climate change. As the Company systematizes its approach to mitigating its climate impact, it will continue to pursue and expand upon the beneficial initiatives it is already implementing, such as the use of hybrid vehicles, a robust recycling and waste program, and sourcing alternative fuels to power its operations. In 2023, the Company will be conducting a company-wide fleet electrification study. This study will analyze the feasibility, costs and benefits of transitioning the fleet to electric vehicles. The findings of this study will inform future decision-making around fleet electrification.
The Company also seeks to carry out progressive reclamation whenever possible, and it believes in the protection and restoration of areas of high biodiversity value. In 2014, the Company established a partnership with the Wildlife Habitat Council (“WHC”). We currently have seven sites certified by the WHC, covering approximately 2,300 acres across the country. In 2022, our Cornejo Pollinator Garden and Wildlife Habitat located in Wichita, Kansas was awarded Gold Tier WHC certification. In addition, our reclamation efforts in Colorado having been awarded the Jack Starner Award for Outstanding Reclamation Success by the Colorado Division of Reclamation, Mining and Safety, an indicator of the Company’s values in action. We remain focused on exploring new, innovative ways in which the Company can meaningfully reduce the environmental impact where we operate and are wholly in support of achieving carbon neutrality by 2050.
Finally, the Company values the communities in which it operates and offers engagement through STEM education programs to enhance local education programs, encourage transparency and outreach.
Code of Ethics
The Company’s Code of Business Conduct and Ethics applies to all of its officers, directors and employees, including its principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions and is posted on our website. The Company’s Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on its website.
Short Sales and Hedging Policy
The Company’s Securities Trading Policy prohibits directors, officers, and employees (“Summit Materials Personnel”), family members of Summit Materials Personnel and trusts, corporations and other entities controlled by any such persons (collectively, “Insiders”) from trading in options, warrants, puts and calls or similar instruments on the Company’s securities or selling such securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery). In addition, Summit Materials Personnel are prohibited under the Securities Trading Policy from engaging in any transactions (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities.
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Director Compensation
In 2022, all of the Company’s non-employee directors received annual cash compensation of $110,000. The independent chairperson of the Board received an additional $140,000 cash compensation. The respective chairpersons of the Audit Committee, Human Capital and Compensation Committee and Governance and Sustainability Committee (unless such chairperson is also the chairperson of the Board) received an additional $25,0000, $20,000 and $15,000, respectively. Directors who were not employed by us may also receive compensation, from time to time, for service on any special committees of the Board. The Company reimburses its directors for any reasonable expenses incurred by them in connection with services provided in such capacity.
In addition, during 2022, all of the Company’s non-employee directors received an annual award of restricted stock units (“RSUs”) valued at $130,000 based on the closing price of the Company’s common stock for the twenty trading days immediately preceding the grant date, which amount differs from the grant date fair value of the RSUs2022 computed in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2022 Annual Report. A grant of 3,815 RSUs was made to each of Messrs. Lance, Cantie, Murphy, and Wunning and Mss. Cooney, Ellerbusch, Oates-Forney, and Wade on March 1, 2022. The RSUs were granted under the Summit Materials, Inc. Amended and Restated 2015 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), and the terms thereof are outlined in the table below. Further, the RSU awards are subject to the Company’s incentive clawback policies, as in effect from time to time.
Aon’s Human Capital Solutions Practice, a division of Aon plc (“Aon”), the Company’s independent compensation consultant (the “Independent Compensation Consultant”), performs a comprehensive competitive total compensation review for the Company’s non-employee directors regularly. A competitive total compensation study was performed in November 2020, comparing the Company’s total compensation structure and value to peer companies. The Company is currently competitively positioned. In the years the Independent Compensation Consultant does not perform a comprehensive review, they review broader U.S. market trends with the Human Capital and Compensation Committee.
Award Type	Vesting	Termination or Change in Control Provisions
RSUs	Vest on the first anniversary of the date of grant(1)	• Death or Disability / By the Company Without Cause: Unvested portion will immediately vest.
• Retirement(2) / Declining to Stand for Re-election to Our Board(3): Prorated portion immediately vests; settled at such time as would have been settled according to the original vesting schedule.
• Change in Control: Accelerated only if not continued, converted, assumed or replaced by the Company or successor entity.
• By the Company For Cause: Vested and unvested portions are forfeited.

(1)
Non-employee directors have the right to defer the settlement of annual awards of RSUs until the earlier of (i) the first business day in a year, specified by the director, that is after the date of vesting provided in the RSU award agreement and (ii) a specified period after the director’s service on the Board ends.

(2)
“Retirement” is defined in the director form of RSU award agreement as a director’s resignation from service on our Board (other than due to death or disability or termination by the Company without cause), prior to the expiration of his or her term and on or after the date he or she attains age seventy.

(3)
In each case, as of or after the regular annual meeting of stockholders for the calendar year which includes the date of grant.

Director Compensation Table
The table below summarizes the compensation paid to non-employee directors for the year ended December 31, 2022.
Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Total Compensation
Howard L. Lance	$250,000	$129,977	$379,977
Joseph S. Cantie	$110,000	$129,977	$239,977
Anne M. Cooney	$125,000	$129,977	$254,977
Susan A. Ellerbusch	$110,000	$129,977	$239,977
John R. Murphy	$135,000	$129,977	$264,977
Tamla D. Oates-Forney	$110,000	$129,977	$239,977
Anne K. Wade	$110,000	$129,977	$239,977
Steven H. Wunning	$130,000	$129,977	$259,977

(1)
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of RSUs granted in fiscal 2022, computed in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2022 Annual Report. As of December 31, 2022, each of our non-employee directors held 3,815 RSUs. As noted above, our targeted equity value is $130,000 annually. The

18 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

value in this column does not necessarily match the $130,000 target because we calculate the number of RSUs to grant based on the 20-day average closing stock price ($34.07) immediately preceding the grant date in order to mitigate the potential impact of short-term stock price swings on our equity grants.
(2)
We did not make any option awards to directors in fiscal 2022. As of December 31, 2022, Messrs. Lance and Murphy held 81,611 and 10,220 time-vesting Leverage Restoration Options, respectively. Time-vesting Leverage Restoration Options held by our directors have the same vesting terms as those held by our NEOs and described in “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO).”

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OUR PAY
Our “Say-on-Pay” Resolution Received 99% Support in 2022.
We believe our executive compensation structure is competitive, is aligned with current governance trends and contains stockholder-friendly features. These stockholder-friendly features include the following:
What We Do (Best Practice)	What We Don’t Do / Don’t Allow
Enforce strict insider trading, anti-hedging and anti-pledging policies

Set robust stock ownership guidelines for executives and directors

Provide provisions for recoupment (“clawback”) of equity incentive compensation in our award agreements and adopted a policy for clawback of annual cash bonuses and equity incentive compensation

Disclose performance goals for incentive programs

Set a maximum payout limit on our annual and long-term incentive programs for our NEOs
Incorporate double-trigger change-in-control provisions that are consistent with market practice

Retain an independent compensation consultant that reports directly to the Human Capital and Compensation Committee

Perform an annual compensation program risk assessment to ensure that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company

Strong alignment between pay and company performance

Annual review of share utilization

No change-in-control severance multiple in excess of three times salary and target bonus

No excise tax gross-ups upon a change in control

No re-pricing or cash buyout of underwater stock options
No enhanced retirement formulas
No guaranteed compensation
No market timing with granting of equity awards
Substantially no perquisites for our NEOs
No payment of dividends or dividend equivalents on unvested stock or unearned performance units

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ITEM 2 NONBINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NEOs

Under the Dodd-Frank Wall Street Reform Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on a nonbinding advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement in accordance with SEC rules. The compensation of our NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. The compensation of our NEOs is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment, while ensuring that our executives remain incentivized to accomplish the Company’s long-term business plan. As discussed in this Proxy Statement, the vast majority of each NEO’s pay is at-risk and largely tied to challenging performance goals. We believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests.
The Board is asking our stockholders to indicate their support for the compensation of our NEOs as disclosed in this Proxy Statement by casting a nonbinding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to our NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative disclosure, is hereby APPROVED.”
Because the vote to approve the compensation of our NEOs is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Human Capital and Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements, as a part of its robust compensation review and assessment process. Nonbinding advisory approval of this proposal requires the vote of the holders of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NONBINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NEOs, AS DISCLOSED IN THIS PROXY STATEMENT
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Compensation Committee Report

The Human Capital and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Human Capital and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included (incorporated by reference) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in this Proxy Statement.

Submitted by the Human Capital and Compensation Committee of the Board.
Steven H. Wunning, Chair Anne M. Cooney Tamla D. Oates-Forney Howard L. Lance
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Compensation Discussion and Analysis—Executive Summary
Named Executive Officers

The following Compensation Discussion and Analysis (“CD&A”) describes our 2022 executive compensation structure, earned by or paid to the following named executive officers (“NEOs”):
Anne P. Noonan	President and Chief Executive Officer
Brian J. Harris(1)	Executive Vice President and Chief Financial Officer
Karli S. Anderson	Executive Vice President, Chief People and ESG Officer and Head of Communications
Christopher B. Gaskill	Executive Vice President, Chief Legal Officer and Secretary
Kekin M. Ghelani(2)	Chief Strategy and Growth Officer

(1)
On September 8, 2022, Mr. Harris informed the Company of his intention to retire, and, on March 1, 2023, Mr. Harris retired. Following his retirement, Mr. Harris served as a Senior Advisor for 30 days and will remain available to the Company for consultation through December 31, 2024.

(2)
Mr. Ghelani joined the Company as its Chief Strategy and Growth Officer in May 2022.

2022 Financial Highlights

The Company launched its Elevate Summit strategy in March 2021. Elevate Summit has multiple aspects and horizons:
•
become the market leader in advantaged exurban & markets where we invest and grow for a #1 or #2 market position;

•
utilize asset light partnerships to maximize the pull through and reduce volatility in select markets while enhancing EBITDA margin and return on invested capital (“ROIC”);

•
become the most socially responsible integrated construction materials solution provider; and

•
develop innovative solutions to address tomorrow’s challenges.

Within these key themes, we specifically targeted a reduction in leverage below 3X EBITDA, increase in margins and optimization of our portfolio.
This allowed the Company to achieve the following in 2022:
•
Strong net revenue gains in our aggregates, ready-mix concrete, and cement lines of business

•
Average selling prices increased across all three reporting Segments

•
Net income attributable to Summit of $272.1 million, adjusted cash gross profit of $649.3 million, adjusted EBITDA of $491.5 million and free cash flow of $32.7 million*

•
We focused on sustainable growth with investments in greenfields while advancing strategic divestitures that enhanced our market leadership

•
Reduced our leverage ratio to 2.1x Net Debt to Adjusted EBITDA (a non-GAAP financial measure) at year end 2022, the lowest debt ratio in the Company’s history

*
Adjusted cash gross profit, adjusted EBITDA and free cash flow are non-GAAP financial measures; see “Reconciliation of Non-GAAP Measures to GAAP” on Annex A.

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Compensation Discussion and Analysis—What We Paid
In 2022, our executive compensation structure consisted of four primary components: base salary; annual cash incentives; long-term equity incentives; and traditional health/welfare plans. We provide substantially no perquisites to our NEOs.
2022 Compensation at a Glance

	Pay Element	Description	2022 Payout / Changes
Fixed	Base Salary	Fixed pay to recruit and retain executives
In March of 2022, base salaries increased compared to 2021 for our NEOs as follows: Mss. Noonan and Anderson and Mr. Gaskill by 5% and Mr. Harris by 2%.
The base salary increases for Mss. Noonan and Anderson and Mr. Gaskill reflected our standard merit increase.
On November 15, 2022, Ms. Anderson’s base salary was further increased to $475,000 in connection with her promotion to Executive Vice President, Chief People and ESG Officer and Head of Communications.

Variable	Annual Cash Bonus
Annual cash incentives based on rigorous financial, operational and personal goals measured over one year:
•
60% Adjusted EBITDA

•
20% EBITDA Margin

•
10% Recordable Incident Rate

•
10% Safety Risk Assessment Reviewed

For 2022, our NEO target Annual Cash Bonus opportunities were the same as 2021 except for Ms. Noonan whose opportunity increased from 125% of base salary to 135% of base salary in order to reflect competitive total compensation opportunities for similar roles.
In 2022, we modified our performance metrics to (a) enhance management’s focus on profitability through Adjusted EBITDA and EBITDA Margin, and (b) enhance management’s focus on the critical safety metrics of Recordable Incidents and our Safety Risk Assessment.
Each of our NEOs earned annual cash bonuses as set forth below in “Elements of Pay: Annual Cash Incentives—2022 Actual Performance and Payouts.”

Long-Term Equity Incentives
Annual long-term equity awards align executives’ interests with stockholders.
50% Performance Units
•
Vest 50% based on 3-year relative total shareholder return (“TSR”) compared to Materials Sector and Capital Goods Sector in the S&P 400 Midcap Index.

•
Capped at target if absolute TSR is negative.

•
Vest 50% based on the average three-year ROIC performance for three successive one-year periods.

•
Maximum payout is capped at 200% of target.

•
Grants are based in the Company’s Class A Common Stock.

50% RSUs
•
Vest ratably over 3 years

•
Grants are based in the Company’s Class A Common Stock.

For 2022, our NEO target Long-Term Equity Incentive opportunities were the same as 2021 except for Ms. Noonan whose opportunity increased from 305% of base salary to 340% of base salary in order to reflect competitive total compensation opportunities for similar roles.
Performance attainment / payouts for the 2020 performance unit grant covering January 1, 2020 through December 31, 2022 were as follows:
•
3-year TSR performance ranked at the 38th percentile (75.4% of target payout)

•
3-year ROIC performance was above target at 8.67% (108.5% of target payout)

•
The combined payout with 50/50 weighting was 91.9% of target.

Other	Traditional Benefits	Executive benefits are substantially similar to benefits offered to other employees.	No change
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Pay Mix and Magnitude

The Human Capital and Compensation Committee believes that a significant majority of both the Chief Executive Officer’s and other NEOs’ pay should be at risk and not guaranteed. Compensation is tied to challenging performance objectives and this is illustrated in our pay mix. A large percentage of total target compensation is at risk through long-term equity awards and annual cash incentive awards. These awards are linked to performance measures that correlate with long-term stockholder value creation. The amounts actually realized by our NEOs with respect to these awards depend on a variety of factors, including the level of attainment of the relevant performance goals and the extent of vesting of performance units and RSUs and the value of our stock when performance units and RSUs vest.
The target values of long-term equity incentive awards used in the charts below differ from the compensation reported in the Summary Compensation Table due to the use of the grant date fair value in the Summary Compensation Table which is calculated in accordance with ASC 718, utilizing the assumptions discussed in our audited consolidated financial statements included in the 2022 Annual Report. The mix of total direct compensation at target for 2022 for our Chief Executive Officer and the average of our other NEOs is shown in the charts below.

Chief Executive Officer

Base Salary, 17%
Annual Cash Incentive, 24%
Long-Term Equity Incentive, 59%

At-Risk Pay: 83%

Average of Other NEOs

Base Salary, 33%
Long-Term Equity Incentive, 44%
Annual Cash Incentive, 23%

At-Risk Pay: 67%

The Human Capital and Compensation Committee approved the following compensation targets for 2022:
	Base Salary	Annual Bonus Target as % of Base Salary	Long-Term Incentive Target as % of Base Salary
Anne P. Noonan	$1,000,000	135%	340%
Brian J. Harris	$631,000	75%	155%
Karli S. Anderson	$394,000(1)	60%	125%
Christopher B. Gaskill	$441,000	60%	125%
Kekin M. Ghelani	$525,000	75%	125%

(1)
On November 15, 2022, Ms. Anderson’s base salary was increased from $394,000 to $475,000 in connection with her promotion to Executive Vice President, Chief People and ESG Officer and Head of Communications.

Elements of Pay: Base Salary

The Human Capital and Compensation Committee determines base salaries for the NEOs and other executives based on a number of factors, including but not limited to, the Human Capital and Compensation Committee’s understanding of executive pay practices, individual performance, Company performance and management recommendations (except with respect to the Chief Executive Officer).
The base salary increases for Mss. Noonan and Anderson and Mr. Gaskill by 5% and Mr. Harris by 2%. The base salary increases for Mss. Noonan and Anderson and Mr. Gaskill reflected our standard merit increase for corporate employees in 2022. These base salaries reflect a thorough review of competitive market data, internal alignment of total compensation opportunity, and are consistent with competitive market data provided by the Independent Compensation Consultant.
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	2022 Target Base Salary	2021 to 2022 Increase
Anne P. Noonan	$1,000,000	5%
Brian J. Harris	$631,000	2%
Karli S. Anderson	$394,000(1)	5%
Christopher B. Gaskill	$441,000	5%
Kekin M. Ghelani	$525,000	NA(2)

(1)
On November 15, 2022, Ms. Anderson’s base salary was increased from $394,000 to $475,000 in connection with her promotion to Executive Vice President, Chief People and ESG Officer and Head of Communications.

(2)
Mr. Ghelani joined the Company as its Chief Strategy and Growth Officer in May 2022.

Elements of Pay: Annual Cash Incentives

2022 TARGET ANNUAL INCENTIVE AWARD OPPORTUNITIES
At the start of each fiscal year, the Board approves annual incentive compensation targets, as a percentage of target base salary, based on competitive market data provided by the Independent Compensation Consultant for our direct competitors and overall peer group, management’s recommendations and other relevant factors. The 2022 annual incentive targets, as a percentage of target base salary, for our NEOs were unchanged from 2021 (other than (i) Ms. Noonan’s whose annual incentive target was increased from 125% to 135% of her target base salary to reflect competitive total compensation opportunities for similar roles and (ii) Mr. Ghelani whose first day of employment with the Company was in May 2022) as follows:
Target Bonus
Anne P. Noonan	135%
Brian J. Harris	75%
Karli S. Anderson	60%
Christopher B. Gaskill	60%
Kekin M. Ghelani	75%(1)

(1)
For 2022, Mr. Ghelani’s annual incentive award was prorated based on the number of days Mr. Ghelani was employed by the Company in 2022.

2022 ANNUAL INCENTIVE METRICS
The metrics underlying our annual incentive were selected as the strongest indicators of our success. Adjusted EBITDA and EBITDA Margin are among our most important financial measures, while safety goals ensure that we focus on sustainable performance. The Board has discretion to adjust the target financial metrics to reflect, among other things, mergers, acquisitions, divestitures and other non-routine activity both inside and outside of management’s control during the fiscal year.
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For 2022, we modified our performance metrics to (a) enhance management’s focus on profitability through Adjusted EBITDA and EBITDA Margin, and (b) enhance management’s focus on the critical safety metrics of Recordable Incidents and our Safety Risk Assessment. As a result, in 2022, our performance metrics and weightings were as follows for our NEOs:
Metric and Weighting	Definition / Notes
Adjusted EBITDA (60%)	Net income (loss) before interest expense (income), income tax expense (benefit) and depreciation, depletion and amortization, adjusted to exclude accretion, loss on debt financings, transaction costs, non-cash compensation and certain other non-cash and non-operating items.
EBITDA Margin (20%)	Adjusted EBITDA divided by net revenue.
Recordable Incident Rate (RIR) (10%)	Any employee work-related injury that requires medical treatment and results in a positive diagnosis of an injury, a prescription or work restrictions (per OSHA), divided by hours worked.
Safety Risk Assessments Reviewed (SRAR) (10%)	Managers must review and give feedback on risk assessments developed by employees to identify, analyze and suggest opportunities to reduce/eliminate the hazards and/or risks associated with a specific task.
PERFORMANCE TARGETS AND PAYOUT RANGES
The achievement factor for each of the performance metrics was determined by multiplying the weight attributed to each performance metric by the applicable payout percentage for each metric. For Adjusted EBITDA and EBITDA Margin payout percentages were determined by calculating actual achievement against the target amount based on a pre-established scale.
Financial Performance
For Adjusted EBITDA and EBITDA Margin, payout percentages for actual performance between the specified threshold, target, and maximum performance levels is interpolated on a straight-line basis. The following table shows the payout percentages associated with various levels of achievement of Adjusted EBITDA and EBITDA Margin:
	2022 Payout Percentage
	50% (Threshold)	100% (Target)	200% (Maximum)
2022 Adjusted EBITDA (Performance as a Percentage of Target)	90%	100%	110%
	50% (Threshold)	100% (Target)	200% (Maximum)
2022 EBITDA Margin (Performance as a Percentage of Target)	94.3%	100%	105.3%
Safety Performance Targets
The overall safety metric achievement factor equals the sum of each metric’s payout percentage multiplied by its weighting. The maximum payout opportunities for the safety metrics is 200% of target. For the safety metrics, payout percentages for actual achievement between the specified threshold, target and maximum levels were adjusted on a linear basis. For the safety metrics below, the lower the result, the stronger the performance. All safety targets, other than CPMH, required year-over-year improvement in performance.
	2022 Payout Percentage
	50% (Threshold)	100% (Target)	200% (Maximum)
RIR—10% Safety	<1.10	1.00	≥0.90
SRAR—10% Safety	<60%	75%	>90%
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2022 ACTUAL PERFORMANCE AND PAYOUTS
The initial targets shown in the below table are based on the performance goals and funding scales approved in the first quarter of 2022. During the year, the target for Adjusted EBITDA was decreased and the target for EBITDA Margin was increased to account for dispositions. Actual Adjusted EBITDA results were certified by the Human Capital and Compensation Committee, as disclosed in the below table.
	Initial Target	Adjusted Target(1)	Approved Results(2)(3)	Payout Percentage	Weight	Weighted Payout Percentage
Adjusted EBITDA ($ Millions)	$561.93	$523.6	$496.0	73.7%	60%	44.2%
EBITDA Margin	24.7%	25.5%	23.0%	50%	20%	10%
RIR	1.000	—	0.88	200%	10%	20%
SRAR	75%	—	96%	200%	10%	20%

(1)
The targets for Adjusted EBITDA and EBITDA Margin were decreased and increased, respectively, to account for dispositions during the year.

(2)
In addition to the Adjusted EBITDA reconciliation provided with Annex A, the Human Capital and Compensation Committee approved small adjustments related to non-recurring severance and litigation costs in 2022 that were outside of management’s control.

(3)
See “Reconciliation of Non-GAAP Measures to GAAP” on Annex A.

PERSONAL PERFORMANCE MODIFIER
In 2021, each NEO had personal performance goals that were weighted 20% in determining the annual cash incentive earned. In 2022, such weighted personal performance goals were eliminated and replaced with a personal performance modifier that was applied to each NEOs annual cash incentive that was capped at 200%. The personal performance modifier was recommended by the CEO for each NEO (other than the CEO) and approved by the Human Capital and Compensation Committee. No personal performance modifiers used in 2022 exceeded 120%.
In determining the appropriate individual personal performance modifier for an NEO, the CEO and the Human Capital and Compensation Committee, as applicable, reviewed the personal commitments made by each NEO for 2022. These personal commitments related to, among other things, how the NEO could drive the execution of the Company’s Elevate Summit vision and strategy, enhance organizational effectiveness, and enhance the effectiveness of their respective roles within the Company.
	2022 Base Salary	Target Incentive as a Percentage of Base Salary	Actual Incentive Earned as a Percentage of Target Bonus	Individual Performance Modifier	Annual Cash Incentive Earned
Anne P. Noonan	$1,000,000	135%	94.2%	100%	$1,271,970
Brian J. Harris	$631,000	75%	94.2%	90%	$401,307
Karli S. Anderson(1)	$404,125	60%	94.2%	120%	$274,359
Christopher B. Gaskill	$441,000	60%	94.2%	120%	$299,167
Kekin M. Ghelani(2)	$333,173	75%	94.2%	100%	$248,005

(1)
On November 15, 2022, Ms. Anderson’s base salary was increased from $394,000 to $475,000 in connection with her promotion to Executive Vice President, Chief People and ESG Officer and Head of Communications.

(2)
For 2022, Mr. Ghelani’s annual cash incentive was prorated based on the number of days he was employed by the Company in 2022.

Elements of Pay: Long-Term Equity Incentives

Our long-term equity incentives for NEOs in 2022 consisted of a balance of performance units (50%) and RSUs (50%). The Human Capital and Compensation Committee uses competitive market data from our annual total compensation study to assist with targeted long-term incentive value. In addition, the Human Capital and Compensation Committee considers individual performance, potential future contributions to our business, internal equity and management’s recommendations except in the case of the Chief Executive Officer.
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Award Type	Weighting	Vesting	Value Tied To
Performance Units	50%	At the end of three years based 50% on relative TSR performance and 50% on ROIC performance	Three-year TSR ranking compared to companies in the Materials Sector and Capital Goods Sector in the S&P 400 Midcap Index and ROIC performance compared to targeted performance criteria
RSUs	50%	Vest over three years in equal annual installments on each anniversary of the grant date	Stock price performance
Performance Units Granted in 2022
The 2022 performance units focus our executives on the long term performance of the Company relative to industry peers and predetermined financial targets. The performance metrics are relative TSR and return on invested capital (“ROIC”).
The peer group for determining our relative TSR is separate and distinct from the peer group used to evaluate and set NEO compensation levels discussed under “—Compensation Decision Process—Role of Peer Companies and Competitive Market Data.” The Relative TSR peer group represents a broader array (typically near 65 to 70 companies) of industry peers competing for stockholders and investors.
ROIC is determined for the performance period by dividing (i) the arithmetic mean of the following for each fiscal year during the performance period: the Company’s Adjusted EBITDA (as reported on the Company’s audited financial statements) for each such fiscal year, reduced by depreciation, depletion and amortization charges for such fiscal year by (ii) the arithmetic mean of the following for each fiscal year during the performance period: the sum of the Company’s total outstanding long-term debt, stockholders’ equity, retained earnings and accumulated other comprehensive income, in each case, as reported on the Company’s audited financial statements for such fiscal year. The Compensation Committee believes that including ROIC as a performance metric incentivizes management to maximize efficiency of capital deployed for the benefit of the Company’s stockholders.
The performance period for the performance units granted in March 2022 began on January 1, 2022 and ends on December 31, 2024 and are earned based on performance against the target below. Beginning in 2021, the performance units are measured using the average three-year performance against one-year ROIC goals. The changes to the design of the performance units were the result of the following:
•
The Company’s new leadership team embarking on a new strategy;

•
Allowed realistic performance targets to be set when management and the committee have the most current information;

•
Allowed stronger shareholder alignment with the most realistic ROIC stretch targets; and

•
Provided more realistic targets in a highly uncertain environment due to COVID-19 and economic forces.

Earned amounts will be interpolated on a straight line basis for performance between threshold, target, and maximum performance requirements. Financial goals are established based on a review of historical and strategic forward-looking performance criteria and are established at reasonable but stretch performance requirements for threshold, target, and maximum payout opportunities. We will proactively disclose the ROIC performance requirements and performance attainment at the completion of the three-year performance period.
			Level of Achievement
	Below Threshold	Threshold	Target	Maximum	Cap (if applicable)
Relative TSR Position	< 25th percentile	25th percentile	50th percentile	75th percentile	Capped at 100% if Company TSR is negative over performance period, regardless of ranking
Achievement Percentage	0%	50% of target	100% target	200% of target
See “—Treatment of Long-Term Incentive Awards Upon Termination or Change in Control” for a description of the potential vesting of the NEOs’ equity awards that may occur in connection with certain termination events and a change in control.
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For 2022, the Human Capital and Compensation Committee set the target pay levels and made the grants set forth in the table below.
	2022 Target Long-Term Incentive as % of Base Salary	2022 Target Long-Term Incentive(1)	Performance Units Granted (#)	Restricted Stock Units Granted (#)
Anne P. Noonan	340%	$3,400,000	49,897	49,897
Brian J. Harris	155%	$978,050	14,353	14,353
Karli S. Anderson	125%	$492,500	7,227	7,227
Christopher B. Gaskill	125%	$551,250	8,089	8,089
Kekin M. Ghelani	125%	$656,250	12,229	29,001(2)

(1)
The target award values shown vary from the values listed in the 2022 Grants of Plan-Based Awards Table for two reasons. First, the 2022 Grants of Plan-Based Awards Table uses the Monte Carlo valuation method, which determines the accounting expense for our performance units because 50% is based on Relative TSR. This generated an expense value approximately 115.5% higher than the actual value on the grant date for the awards issued on March 1, 2022 to each of our NEOs (other than Mr. Ghelani), and an expense value approximately 113.8% higher than the actual value on the grant date for the awards issued on September 15, 2022 to Mr. Ghelani. However, we do not believe the Monte Carlo accounting model is appropriate for purposes of setting total compensation opportunity. Second, to mitigate the potential impact of short-term stock price swings on our equity grants, we use the 20-day average closing stock price immediately preceding the grant date to determine the grant size, rather than the closing stock price on the actual grant date as shown in the 2022 Grants of Plan-Based Awards Table.

(2)
Pursuant to Mr. Ghelani’s offer letter, in addition to his annual equity grant equal to 125% of his base salary, he also received an initial equity grant of RSUs having a value of $450,000.

Performance Units Earned for the Performance Period 2020—2022
Performance units were granted to our NEOs then employed by the Company that were subject to Relative TSR and ROIC performance for the three-year performance period beginning January 1, 2020 and ending December 31, 2022. The Relative TSR peer group was companies in the Materials Sector and Capital Goods Sector in the S&P 400 Midcap Index. Relative TSR performance was based on dividends plus beginning and ending stock prices based on the trailing 20-day average closing price. The ROIC performance goal achievement levels were as follows: threshold (7.5%), target (8.5%), and maximum (10.5% and above). During the performance period, our Relative TSR ranked at the 38th percentile and our ROIC exceeded our target performance criteria at 8.7%, resulting in a payout equal to 91.9% of target.
Performance Units Achievement for the 2021 and 2022 Grants—ROIC
Performance units were granted to our NEOs then employed by the Company that were subject to Relative TSR and ROIC performance for the three-year performance periods beginning January 1, 2021 and January 1, 2022. The Relative TSR peer group is companies in the Materials Sector and Capital Goods Sector in the S&P 400 Midcap Index. Relative TSR performance was based on dividends plus beginning and ending stock prices based on the trailing 20-day average closing price. ROIC performance is based upon a three-year average during the performance period.
The ROIC performance goal achievement levels for the performance units granted in 2021 were as follows: threshold (7.63%), target (8.4%), and maximum (9.5% and above). The ROIC performance goal achievement levels for the performance units granted in 2022 were as follows: threshold (8.8%), target (10.5%), and maximum (11.5% and above). While no payout is made until the end of the respective three-year average performance periods, during 2021 and 2022, the Company’s ROIC performance was 8.8% and 9.1%, respectively.
Retirement, Perquisites, and Other Benefits

We have a tax-qualified contributory retirement plan established to qualify as a deferred salary arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The plan covers all U.S. employees, including our NEOs, who are limited to their annual tax deferred contribution limit as allowed by the Internal Revenue Service (the “IRS”). We provide for matching contributions to the plan, including 100% of pre-tax employee contributions, up to 4% of eligible compensation. Employer contributions vest immediately.
The Company also offers the members of a select group of management or highly compensated employees, including the NEOs, the opportunity to supplement their retirement savings through the Summit Materials Deferred Compensation Plan (the “DCP”). An eligible participant in the DCP may elect to defer up to 50% of such participant’s base salary compensation and up to 100% of such participant’s designated discretionary bonus award compensation and annual incentive award compensation. The DCP also permits Company-provided credits to participants’ accounts, but no such credits are currently being made. Additional information about the DCP is reflected in “—2022 Non-Qualified Deferred Compensation” below.
In alignment with a health and safety culture, the Company offers an Executive Health Program through the Mayo Clinic for the CEO and the executive team, including all the NEOs. The Human Capital and Compensation Committee approved this program in the Fall of 2021 and the use of this benefit is voluntary and not all executives will utilize it annually. The value of the program will not exceed $10,000 annually for each eligible executive.
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Compensation Discussion and Analysis—How We Paid
Our Compensation Philosophy

Our executive compensation program is intended to attract, motivate and retain executive officers and to align the interests of our executive officers with stockholders’ interests.
The Board’s objectives for our program include, but are not limited to, the following:
Say-on-Pay Votes

In 2022, the Human Capital and Compensation Committee considered the outcome of the stockholder advisory vote on 2021 executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program and policies. Our stockholders voted at our 2022 annual meeting, in a nonbinding advisory vote, on the 2020 compensation paid to our NEOs. Our stockholders overwhelmingly (99%) approved the compensation of our NEOs. Based on the level of support, the Human Capital and Compensation Committee determined that stockholders generally support our compensation practices. The Company has determined to hold this advisory, say-on-pay vote annually, consistent with the stated preferences of our stockholders and with the results of our 2022 Annual Meeting of Stockholders where the majority of the votes cast were in favor of an annual advisory vote.
In addition, the Company continued its efforts to reach out to investors for feedback in 2022. During the year, the Company’s investor relations and legal departments contacted many of the Company’s largest investors and engaged in conversations with a significant portion of the investor base. The feedback received in these conversations was generally positive in regard to the Company’s compensation programs. The Human Capital and Compensation Committee intends to continue to consider the views of our stockholders when designing, reviewing and administering the Company’s compensation programs and policies.
Compensation Decision Process

Role of the Human Capital and Compensation Committee
The Human Capital and Compensation Committee is responsible to our Board for oversight of our executive compensation program. The Human Capital and Compensation Committee is responsible for the review and approval of all aspects of our program.
Among its duties, the Human Capital and Compensation Committee is responsible for:
•
Assessing competitive market data from the Independent Compensation Consultant

•
Reviewing each NEO’s performance in conjunction with competitive market data and, accordingly, approving compensation recommendations including, but not limited to, base salary, annual bonus, long-term incentives, and benefits/perquisites

•
Considering, recommending and approving incentive plan goals, achievement levels, and program structure

•
Incorporating meaningful input from our stockholders, if applicable

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Role of Management
For each NEO excluding herself, our Chief Executive Officer recommends to the Human Capital and Compensation Committee compensation levels for NEOs based on a review of market data and individual performance. The Human Capital and Compensation Committee reviews and discusses all recommendations prior to approval, then submits all recommendations to the Board for approval.
For the Chief Executive Officer, during executive session without the Chief Executive Officer present, the Human Capital and Compensation Committee is solely responsible for assessing performance and making compensation recommendations to the Board for approval. Management does not make compensation-related recommendations for the Chief Executive Officer.

Role of the Independent Compensation Consultant
In 2022, the Human Capital and Compensation Committee retained the Independent Compensation Consultant in accordance with the Human Capital and Compensation Committee’s charter. The Independent Compensation Consultant reports directly to the Human Capital and Compensation Committee. The Human Capital and Compensation Committee retains sole authority to hire or terminate the Independent Compensation Consultant, approve its fees, determine the nature and scope of services and evaluate the Independent Compensation Consultant’s performance.
A representative of the Independent Compensation Consultant attends Human Capital and Compensation Committee meetings, as requested, and communicates with the Human Capital and Compensation Committee chair between meetings. The Human Capital and Compensation Committee makes all final decisions and recommendations.
The Independent Compensation Consultant’s roles include, but are not limited to, the following:
•
Advising the Human Capital and Compensation Committee on executive compensation trends and regulatory developments;

•
Developing a peer group of companies for determining competitive compensation amounts and practices;

•
Providing a total compensation study for executives against peer companies;

•
Providing advice to the Human Capital and Compensation Committee on governance best practices, as well as any other areas of concern or risk; and

•
Reviewing and commenting on proxy disclosure items, including the CD&A.

The Human Capital and Compensation Committee has assessed the independence of the Independent Compensation Consultant, considering all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act. Based on this review, the Human Capital and Compensation Committee concluded that there are no conflicts of interest raised by the work performed by the Independent Compensation Consultant and that the Independent Compensation Consultant is independent.

Role of Peer Companies and Competitive Market Data
In the Fall of 2021, to assist with 2022 compensation decisions, the Independent Compensation Consultant performed a competitive pay study. To develop competitive market values for the NEOs, the Independent Compensation Consultant developed, and the Human Capital and Compensation Committee approved, a peer group of 16 companies. Due to the impact of COVID-19 on U.S. financial data and executive compensation decisions in 2020, the Independent Compensation Consultant recommended that the Company maintain the same peer group as used in the prior year.
The peer group development criteria used in the prior year included:
•
Industry: Companies in the building products, construction materials, forest products, and mining industries

•
Company size: Approximately 0.4x to 3x times our annual revenues (primary factor), with market capitalization reviewed as a secondary factor

•
ISS: Companies considered by Institutional Shareholder Services (“ISS”) to be the Company’s compensation peers and used in ISS’ annual report regarding the Company

•
Peers of Peers: Companies used in the peer groups of potential peer companies

•
Consistency: Companies contained in the peer group in the prior year

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The approved peer group had annual revenues which ranged from approximately $852 million to $5.5 billion, with average / median annual revenue of approximately $2.5 billion and $1.9 billion, respectively. For our Fall 2021 total compensation study, our annual revenues were estimated at approximately $2.3 billion. The Independent Compensation Consultant developed size adjusted market values (regression analysis) for each position using our annual revenue.
The 50th percentile for total compensation is a key reference point for the Human Capital and Compensation Committee; however, the Human Capital and Compensation Committee also considers other factors, including, experience, performance and expected future contributions. For positions where peer company proxy data was not available, the Independent Compensation Consultant utilized published and private compensation survey sources.
PEER GROUP
• Armstrong World Industries, Inc. • Boise Cascade Company • Compass Minerals International, Inc. • CONSOL Energy Inc. • Cornerstone Building Brands, Inc. • Dycom Industries, Inc.	• Eagle Materials Inc. • Gibraltar Industries, Inc. • Granite Construction Inc. • Louisiana-Pacific Corp. • Martin Marietta Materials, Inc. • Masonite International Corporation	• Quanex Building Products Corp. • Simpson Manufacturing Company • US Concrete Inc. • Vulcan Materials Company
TIMING OF COMPENSATION DECISIONS
Pay recommendations for our executives, including the NEOs, are made by the Human Capital and Compensation Committee, typically, at its first scheduled meeting of the fiscal year, which normally occurs in February around the same time we report our fourth quarter and year-end financial results for the preceding fiscal year and provide our financial guidance for the upcoming year (the “first meeting”). This timing allows the Human Capital and Compensation Committee to have a complete financial performance picture prior to making compensation decisions.
Decisions with respect to prior year performance, as well as annual equity awards, base salary increases and target performance levels for the current year are typically made at the first meeting. Any equity awards recommended by the Human Capital and Compensation Committee at this meeting are reviewed by the Board and, if approved, are dated on the date approved by the Board either at a subsequent board meeting or via written consent. As such, the Human Capital and Compensation Committee does not time the grants of equity incentives to the release of material non-public information.
The exceptions are grants to executives who are promoted or hired from outside the Company during the year, and discretionary grants made throughout the year for retention and extraordinary purposes. These executives may receive compensation changes or equity grants effective or dated, as applicable, as of the date of their promotion, hiring date, or other Board approval date.
DETERMINATION OF CHIEF EXECUTIVE OFFICER COMPENSATION
Pay recommendations for our Chief Executive Officer are made by the Human Capital and Compensation Committee, in an executive session without the Chief Executive Officer present, typically, at its first scheduled meeting of the fiscal year. The Human Capital and Compensation Committee also reviews and evaluates Chief Executive Officer performance, and determines performance achievement levels, for the prior fiscal year. The Human Capital and Compensation Committee also reviews competitive compensation data from the peer group companies. The Human Capital and Compensation Committee typically approves, or presents, pay recommendations for the Chief Executive Officer to the Board, excluding the Chief Executive Officer, for approval. If applicable, during executive session, the Board conducts its own review and evaluation of the Chief Executive Officer’s performance taking into consideration the recommendations of the Human Capital and Compensation Committee.
EQUITY PLAN
The Company maintains the Omnibus Incentive Plan which allows for grants of equity-based awards in the form of stock options, stock appreciation rights, restricted stock and RSUs, performance units, undivided fractional limited partnership interests in Summit Holdings and other stock-based awards.
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Governance of Executive Compensation

STOCK OWNERSHIP GUIDELINES
We have established stock ownership guidelines for our Chief Executive Officer, officers reporting to the Chief Executive Officer, and directors. The approved guidelines are as follows:
•
Chief Executive Officer: 6x base salary

•
Section 16 Officers reporting to the Chief Executive Officer: 2.5x base salary

•
Directors: 5x annual cash retainer

Participants are expected to comply with the ownership requirements within five years of an appointment to a qualified position. Once the ownership requirements have been satisfied, future declines in share price will not affect compliance so long as the participant holds the number of equity interests he or she had at the time he or she achieved the expected ownership level. As of February 14, 2023, all of our executive officers have met or exceeded the ownership expectations under the guidelines.
The following components satisfy the ownership guidelines: Equity interests owned directly or indirectly (e.g., by or with a spouse or held in trust for the individual or one or more family members of the individual), equity interests, including limited partnership interests (the “LP Units”) and unvested RSUs, held in qualified or nonqualified savings, profit sharing, or deferred compensation accounts, value of in-the-money spread of shares underlying vested but unexercised stock options and value of in-the-money spread of shares underlying vested but unexercised warrants. At least annually, the Human Capital and Compensation Committee monitors participants’ compliance with these guidelines.
INCENTIVE COMPENSATION RECOUPMENT (“INCENTIVE CLAWBACK”) POLICIES
Our Board adopted a Policy for Clawback of Incentive Compensation (the “Policy”) because it believes that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy. This policy applies to any current and former “officer” of the Company, as such term is defined under Rule 16a-1(f) of the Exchange Act (the “Covered Executives”). The Policy applies to annual cash bonuses and equity incentive compensation (“Incentive Compensation”). Under the Policy, if the Company is required to prepare an accounting restatement of the reported financial results of the Company or any of its segments due to (a) the material non-compliance of the Company with any financial reporting requirement (unless due to a change in accounting policy or applicable law) and (b) intentional misconduct by a Covered Executive, then the Human Capital and Compensation Committee may require any Covered Executive to repay to the Company any “Excess Compensation.” Excess Compensation means that part of the Incentive Compensation received by a Covered Executive during the one-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Covered Executive would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement.
In addition, each of the RSU, stock option and performance unit award agreements under the Omnibus Incentive Plan generally provides that if a restrictive covenant violation occurs or the Company discovers after a termination of employment or services that grounds existed for “cause” (as defined in the Omnibus Incentive Plan) at the time thereof, then the participant shall be required, in addition to any other remedy available (on a non-exclusive basis), to pay to the Company, within ten business days of the Company’s request to the participant therefor, an amount equal to the aggregate after-tax proceeds (taking into account all amounts of tax that would be recoverable upon a claim of loss for payment of such proceeds in the year of repayment) the participant received upon the sale or other disposition of, or distributions in respect of, the equity award thereunder and any shares issued in respect thereof (minus, in the case of options, the aggregate cost (if any) of the shares). Without limiting the foregoing, all awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law. Our policy will be updated to comply with the SEC’s final regulations as part of the Dodd-Frank Act.
Compensation Risk Assessment

Our governance policies and compensation structure are not reasonably likely to have a material adverse effect on the Company. The Independent Compensation Consultant and management delivered a compensation risk assessment report to the Human Capital and Compensation Committee in 2022. The following features of our program mitigate risk:
The Human Capital and Compensation Committee consults with the Independent Compensation Consultant to assist with annual compensation decisions

The Human Capital and Compensation Committee approves the annual incentive plan’s financial goals at the start of the fiscal year, and approves the performance achievement level and final payments earned at the end of the fiscal year

34 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

The Human Capital and Compensation Committee benchmarks total compensation opportunity for executive positions using multiple survey sources and has discretion over payout calculations and oversight of compensation plans for our executives

We utilize a mix of cash and equity variable incentive programs, with a balanced mix of RSUs and performance units, which are subject to multi-year vesting
Our performance units payout opportunities are capped at 200% of the target total opportunity
We utilize competitive change-in-control severance programs to help ensure executives continue to work towards our stockholders’ best interests in light of potential employment uncertainty
Executive officers are subject to minimum stock ownership guidelines
Incentive clawback policies that permit the Company to recoup annual cash bonuses and equity incentive compensation paid on the basis of financial results that are subsequently restated
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 35

Compensation Tables
Summary Compensation Table

The following table sets forth the compensation of our NEOs for the fiscal years ended 2022, 2021 and 2020, and their respective titles as of December 31, 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Anne P. Noonan President and Chief Executive Officer, Director	2022	967,949	—	2,860,842	—	1,271,970	37,705	5,138,466
	2021	952,750	—	3,906,392	—	1,411,299	25,663	6,296,104
	2020	418,931	100,000	2,660,726	—	665,480	132,583	3,977,720
Brian J. Harris Executive Vice President and Chief Financial Officer	2022	610,776	—	822,927	—	401,307	14,863	1,849,873
	2021	619,030	—	1,289,836	—	489,807	14,668	2,413,341
	2020	601,000	—	1,289,485	—	599,159	16,364	2,506,008
Karli S. Anderson Executive Vice President, Chief People and ESG Officer and Head of Communications	2022	388,849	—	414,358	—	274,359	16,649	1,094,215
	2021	349,365	—	546,102	—	237,918	13,129	1,146,514
Christopher B. Gaskill Executive Vice President, Chief Legal Officer and Secretary	2022	426,865	—	463,780	—	299,167	17,428	1,207,240
	2021	397,904	—	705,775	—	282,910	13,837	1,400,426
Kekin M. Ghelani Chief Strategy and Growth Officer	2022	333,173	50,000	1,178,101	—	248,005	42,794	1,852,073

(1)
The amount reported in the Bonus column for 2022 reflects the one-time cash sign-on bonus of $50,000 paid to Mr. Ghelani pursuant to his offer letter. The amount reported in the Bonus column for 2020 reflects the one-time cash sign-on bonus of $100,000 paid to Ms. Noonan pursuant to her offer letter.

(2)
The amounts reported in the Stock Awards column for 2022 reflect the aggregate grant date fair value of stock awards granted in fiscal 2022, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2022 Annual Report. The fiscal 2022 awards consist of time-vesting RSUs and performance units. As the performance units vest according to Relative TSR, they are subject to market conditions, and not performance conditions, as defined under ASC 718, and therefore have no maximum grant date fair values that differ from the grant date fair values presented in the table.

(3)
Reflects non-equity incentive plan compensation awards for services rendered during the fiscal year presented. For more information, see “Compensation Discussion and Analysis—Compensation Elements—Annual Cash Incentives.”

(4)
All Other Compensation includes the following items for 2022: (a) amounts contributed by Summit LLC under the Summit Materials, LLC Retirement Plan, (b) payments for life insurance for Ms. Noonan, (c) amounts contributed by the Company to Health Savings Accounts (“HSAs”), (d) amounts paid by the Company for the Executive Health Program, and (e) amounts paid by the Company for certain relation costs for Mr. Ghelani in connection with his hiring, and (f) nominal amounts related to parking and gift cards. Amounts contributed to the Summit Materials, LLC Retirement Plan are matching contributions up to 4% of eligible compensation subject to IRS limits. In 2022, each NEO received a matching contribution of $12,200. Matching contributions are immediately vested. For more information, see “Compensation Discussion and Analysis—Compensation Elements—Retirement, Perquisites, and Other Benefits.” Payments for life insurance in 2022 for Ms. Noonan were $21,738. Amounts contributed to HSAs in 2022 were as follows: Ms. Noonan, $1,200; Mr. Harris, $1,200; Ms. Anderson, $0; Mr. Gaskill, $600; and Mr. Ghelani, $600. Payments for the Executive Health Program in 2022 were as follows: Amounts contributed to HSAs in 2022 were as follows: Ms. Noonan, $1,854; Mr. Harris, $700; Ms. Anderson, $3,746; Mr. Gaskill, $4,065; and Mr. Ghelani, $0. Payments for relocation costs for Mr. Ghelani were $29,994.

36 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

2022 Grants of Plan-Based Awards

The following table provides supplemental information relating to grants of plan-based awards to help explain information provided above in our Summary Compensation Table.
Name	Award Type	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Anne P. Noonan	Annual Cash Incentive	—	67,500	1,350,000	2,700,000	—	—	—	—	—
	Performance Units	3/01/2022	—	—	—	24,949	49,897	99,794	—	1,483,685
	RSUs	3/01/2022	—	—	—	—	—	—	49,897	1,377,157
Brian J. Harris	Annual Cash Incentive	—	23,663	473,250	946,500	—	—	—	—	—
	Performance Units	3/01/2022	—	—	—	7,177	14,353	28,706	—	426,784
	RSUs	3/01/2022	—	—	—	—	—	—	14,353	396,143
Karli S. Anderson	Annual Cash Incentive	—	11,820	236,400	472,800	—	—	—	—	—
	Performance Units	3/01/2022	—	—	—	3,614	7,227	14,454	—	214,893
	RSUs	3/01/2022	—	—	—	—	—	—	7,227	199,465
Christopher B. Gaskill	Annual Cash Incentive	—	13,230	264,600	529,200	—	—	—	—	—
	Performance Units	3/01/2022	—	—	—	4,045	8,089	16,178	—	240,524
	RSUs	3/01/2022	—	—	—	—	—	—	8,089	223,256
Kekin M. Ghelani(5)	Annual Cash Incentive	—	11,792	235,837	471,674	—	—	—	—	—
	Performance Units	09/15/2022	—	—	—	6,115	12,229	24,458	—	366,073
	RSUs	09/15/2022	—	—	—	—	—	—	29,001	812,028

(1)
Reflects the possible payouts of cash incentive compensation under the Non-Equity Incentive Plan. Amounts reported in the “Threshold” column assume that each NEO only earns the minimum payout for either RIR or SRAR and there is no payout for any other component of the annual cash incentive program. The actual amounts paid are described in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

(2)
Reflects the performance units granted in 2022, which have a three-year performance period ending December 31, 2024, and vest based on Relative TSR and ROIC performance. Threshold assumes that 50% of the total performance units awarded vest and maximum assumes that 200% of the total performance units awarded vest.

(3)
Reflects the RSUs granted in 2022.

(4)
Represents the grant date fair value of the performance units and RSUs granted in 2022 with respect to the NEOs. The assumptions applied in determining the fair value of the awards are discussed in Note 13, Stock-Based Compensation, to our audited consolidated financial statements included in the 2022 Annual Report.

(5)
For 2022, Mr. Ghelani’s annual cash incentive was prorated based on the number of days he was employed by the Company in 2022.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table
Offers of Employment and Employment Arrangements

Mss. Anderson and Noonan and Messrs. Gaskill and Ghelani each has a signed offer of employment. The offers of employment and employment agreement provide for base salary subject to annual adjustment by the Board, an annual incentive award, participation in Company-sponsored broad-based and executive benefit plans and such other compensation as may be approved by the Board.
Pursuant to Mr. Ghelani’s offer letter dated February 27, 2022, his annual base salary would be $525,000, and he would be eligible to participate in the Company’s Annual Cash Bonus with a target of 75% of his annual base salary and the Company’s Long-Term Equity Incentive with a grant date fair value of 125% of his annual base salary. In addition, Mr. Ghelani received a one-time cash sign-on bonus of $50,000 that is subject to recoupment upon termination by the Company for cause or resignation by Mr. Ghelani within twenty-four months of his start date and an initial award of RSUs promptly following his start date. The initial award of RSUs had a value of $450,000 and vest in three equal installments on the first, second, and third anniversaries of the grant date. The offer letter also entitled Mr. Ghelani to receive assistance with certain relocation expenses.
Mr. Harris’ Transition and Consulting Agreement

On September 8, 2022, Mr. Harris informed the Company of his intention to retire from the Company. In order to provide for an orderly transition of Mr. Harris’ responsibilities and duties, the Company and Mr. Harris entered into a Transition and Consulting Agreement, dated as of September 8, 2022 (the “Transition Agreement”), which was approved by the Human Capital and Compensation Committee of the Board and superseded Mr. Harris’ existing employment agreement and participation notice and agreement under the Company’s Senior Personnel Severance Plan (the “Severance Plan”) (other than as described in the Transition Agreement).
The Transition Agreement provides that Mr. Harris will transition from the role of Executive Vice President and Chief Financial Officer on the date immediately prior to the date on which Mr. Harris’ successor as Chief Financial Officer is appointed and commences services (such date, the “Transition Date”). On the Transition Date, Mr. Harris becomes a Senior Advisor and will serve in such non-executive officer position until his employment ends on the later of (x) 30 days following the Transition Date and (y) October 16, 2023 (as applicable, the “Employment Termination Date”). During the period from the Transition Date through the Employment Termination Date, Mr. Harris will assist with the transition of his finance duties, continue performing his other operational responsibilities, assist with specified strategic goals as the Company continues to execute its Elevate Summit Strategy, and perform such other duties and render such other services as are reasonably requested from time to time by his successor or the Company’s Chief Executive Officer (the “CEO”). In return for Mr. Harris’ services from September 8, 2022 through the Employment Termination Date, he will (i) continue to receive his current base salary of $631,000 per year through the Employment Termination Date; (ii) be eligible to earn an annual cash performance bonus with a target of 75% of base salary, subject to applicable performance metrics, for fiscal year 2022 and/or 2023 (or the applicable portion thereof, subject to the “Bonus Condition” described below); (iii) not be eligible to receive new equity awards; (iv) be entitled to participate in Company employee benefit plans; and (v) have his equity awards continue to vest pursuant to their terms. Additionally, Mr. Harris will remain eligible to participate in the Executive Severance Plan (the “Severance Plan”) through the Employment Termination Date, after which his participation will end. If Mr. Harris’ employment is terminated prior to the Employment Termination Date, (i) he will only be entitled to payments pursuant to the Severance Plan upon a “Qualifying Change in Control Termination” or “Qualifying Termination” per the terms of the Severance Plan and (ii) his existing equity awards will be treated in accordance with the retirement or forfeiture provisions of the applicable award agreements.
Further, Mr. Harris agreed that he will remain available for consultation from the Employment Termination Date through December 31, 2024 (the “Consulting Period”). During the Consulting Period, Mr. Harris will provide such consulting services as may be reasonably requested from time to time by his successor or the CEO, which services are expected to include (a) advising on and assisting with quarterly, annual close and reporting, (b) assisting with annual budgeting and forecasting, (c) assisting with transitioning his operational responsibilities, (d) advising on the Company’s capital structure and financings, (e) advising on matters related to the Company’s “up-C” structure, including its Tax Receivable Agreement, and (f) performing such other duties and rendering such other services as are reasonably requested from time to time by his successor or the CEO. During the Consulting Period, and provided he signs and does not revoke a release (as described below), Mr. Harris will (i) continue to be paid by the Company at the monthly equivalent of his annual base salary; (ii) receive the fiscal 2023 annual bonus (pro-rated for the portion of such year prior to the Transition Date) based on actual performance (the “Bonus Condition”); (iii) receive cash payments equal to the amount of his monthly COBRA insurance premiums through the earlier of the end of the Consulting Period or when he obtains coverage through a third-party employer; and (iv) be eligible for an annual executive physical exam under the Company’s executive health program. In the event that the consulting services are terminated (A) due to Mr. Harris’ death or disability, (B) by the Company without cause
38 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

prior to a change in control, or (C) by the Company following a change in control, Mr. Harris (or his beneficiary or estate, as applicable) will receive any remaining payments and benefits as if such termination had not occurred. In the event that the consulting services are terminated by the Company for cause or by Mr. Harris, Mr. Harris will not receive the remaining payments and benefits (other than accrued and unpaid consulting fees).
PRE-IPO LONG-TERM INCENTIVE AWARDS (VALUE FROM MODIFICATIONS TO ELIMINATE MISALIGNMENT POST-IPO)

Prior to the Company’s initial public offering (“IPO”) in March 2015, the equity-based long-term incentive program consisted of Class D interests. In connection with the Company’s IPO in March 2015, the limited partnership agreement of Summit Holdings was amended and restated to, among other things, modify its capital structure by creating LP Units (the “Reclassification”). Immediately following the Reclassification, the LP Units were reclassified from previously issued Class A-1, Class B-1, Class C, Class D-1 and Class D-2 interests.
In addition, in substitution for part of the economic benefit of the Class C and Class D interests that was not reflected in the conversion of such interests to LP Units, warrants were issued to holders of Class C interests to purchase shares of Class A Common Stock, and options were issued to holders of Class D interests to purchase shares of Class A Common Stock (“Leverage Restoration Options”) under the Omnibus Incentive Plan.
All outstanding equity grants associated with the Reclassification and subsequent modifications are summarized in the table titled “Outstanding Equity Awards at 2022 Fiscal Year-End.”
Outstanding Equity Awards at 2022 Fiscal Year-End

A summary of the outstanding equity awards for each NEO as of December 31, 2022 is as follows in the below table.
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Anne P. Noonan	7/20/2020	—	—	—	—	—	21,288(3)	604,366	—	—
	3/30/2021	—	—	—	—	—	33,892(3)	962,194	—	—
	3/30/2021	—	—	—	—	—	—	—	101,676(4)	2,886,582
	3/1/2022	—	—	—	—	—	49,897(3)	1,416,576	—	—
	3/1/2022	—	—	—	—	—	—		99,794(5)	2,833,152
Brian J. Harris	2/28/2017	19,216(6)	—	—	23.89	2/28/2027	—	—	—	—
	2/28/2020	—	—	—	—	—	6,635(3)	188,368	—	—
	3/30/2021	—	—	—	—	—	11,190(3)	317,684	—	—
	3/30/2021	—	—	—	—	—	—	—	33,572(4)	953,109
	3/1/2022	—	—	—	—	—	14,353(3)	407,482	—	—
	3/1/2022	—	—	—	—	—	—	—	28,706(5)	814,963
Karli S. Anderson	2/28/2020	—	—	—	—	—	2,201(3)	62,486	—	—
	3/30/2021	—	—	—	—	—	4,738(3)	134,512	—	—
	3/30/2021	—	—	—	—	—	—	—	14,214(4)	403,535
	3/1/2022	—	—	—	—	—	7,227	205,175	—	—
	3/1/2022	—	—	—	—	—	—	—	14,454(5)	410,349
Christopher B. Gaskill	2/28/2017	1,536(6)	—	—	23.89	2/28/2027	—	—	—	—
	2/28/2020	—	—	—	—	—	2,692(3)	76,426	—	—
	3/30/2021	—	—	—	—	—	6,123(3)	173,832	—	—
	3/30/2021	—	—	—	—	—	—	—	18,370(4)	521,524
	3/1/2022	—	—	—	—	—	8,089	229,647	—	—
	3/1/2022	—	—	—	—	—	—	—	16,178(5)	459,293
Kekin M. Ghelani	9/15/2022	—	—	—	—	—	29,001(3)	823,338	—	—
	9/15/2022	—	—	—	—	—	—	—	24,458(5)	694,363

(1)
Reflects the expiration date of the Leverage Restoration Options and stock options which is ten years from the date of grant. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Pre IPO Long-Term Incentive Awards” for a description of these equity awards.

(2)
Amounts reported are based on the closing price of our Class A Common Stock on December 30, 2022 ($28.39), the last trading day of the fiscal year.

(3)
Reflects RSUs which vest over three years in equal annual installments on the anniversary of the grant date.

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 39

(4)
Reflects performance units which vest according to Relative TSR and ROIC performance at the end of a three-year performance period. In the table above, the number and market value of units that vest based on Relative TSR and ROIC performance reflect maximum performance, because actual performance during the performance periods that have elapsed through December 31, 2022 were above target performance. The actual numbers of shares that will be distributed with respect to the 2021 performance units are not yet determinable.

(5)
Reflects performance units which vest according to Relative TSR and ROIC performance at the end of a three-year performance period. In the table above, the number and market value of units that vest based on Relative TSR and ROIC performance reflect maximum performance, because actual performance during the performance periods that have elapsed through December 31, 2022 were above target performance. The actual numbers of shares that will be distributed with respect to the 2022 performance units are not yet determinable.

(6)
Reflects stock options which vested over three years in equal annual installments on the anniversary of the grant date.

(7)
Reflects RSUs which vest as follows: (a) 58.33% vest on March 9, 2022 and (b) the remaining vest on March 9, 2023.

2022 Option Exercises and Stock Vested

The following table provides information regarding the amounts recognized by our NEOs upon the vesting of stock awards during 2022. Our NEOs did not exercise any stock options during 2022.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Anne P. Noonan	38,235	1,067,240
Brian J. Harris	94,299	2,894,568
Karli S. Anderson	11,280	327,758
Christopher B. Gaskill	14,975	441,605
Kekin M. Ghelani	—	—

(1)
Represents time-vesting RSUs and performance units.

(2)
The value realized on vesting is based on the closing market price of our Class A common stock on the applicable vesting date.

2022 Non-Qualified Deferred Compensation

The following table provides information regarding contributions, earnings and balances for our NEOs with respect to our DCP, the only defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.
Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Losses) in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
Brian J. Harris	$773,889	—	($535,029)	—	$2,810,693

(1)
This amount is also reported in the “Salary” column ($305,388) for 2022 and “Non-Equity Incentive Plan Compensation” column ($468,501) for 2021 in the “Summary Compensation Table.”

(2)
Amounts in this column are not reported as compensation for fiscal 2022 in the “Summary Compensation Table” since they do not reflect above-market or preferential earnings.

(3)
Mr. Harris commenced participation in the DCP in fiscal 2016 and $309,515 was previously reported in the “Salary” column for 2021 and $300,500 was previously reported in the “Salary” column for 2020 in the “Summary Compensation Table.”

Pursuant to the DCP, an eligible participant may elect to defer up to 50% of such participant’s base salary compensation (in 5% increments) and up to 100% of such participant’s designated discretionary bonus award compensation and annual incentive award compensation (in 5% increments). Deferral elections are generally made by participants prior to the close of the taxable year preceding the taxable year for which the applicable compensation is earned. The DCP also permits Company-provided credits to participants’ accounts, but no such credits are currently being made. Participants are permitted to make individual investment elections that will determine the rate of return on their deferral amounts under the DCP and may change their investment elections at any time. Deferrals are only deemed to be invested in the investment options selected. Participants have no ownership interest in any of the funds as investment elections are used solely to measure the amounts of investment earnings or losses that will be credited or debited to the participants’ accounts on the Company’s books and records. Investment funds are valued each day that the NYSE is open for trading. Participant deferrals under the DCP and the earnings thereon are always 100% vested.
40 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

The table below shows the funds in which our NEOs invested during 2022, and their rate of return from January 1, 2022 through December 31, 2022.
Name of Investment Fund	Rate of Return %
Alger Capital Appreciation Z	(39.01)%
American Beacon Mid-Cap Value Instl	(9.43)%
American Century Real Estate R6	(24.46)%
American Funds Income Fund of Amer R6	(6.16)%
American Funds New World R6	(21.75)%
Columbia Dividend Income Inst3	(4.86)%
Fidelity Advisor« International Discv Z	(24.73)%
Janus Henderson Triton N	(23.58)%
Pioneer Bond K	(14.29)%
T. Rowe Price New Era	7.22%
Undiscovered Managers Behavioral Val R6	(1.10)%
Vanguard 500 Index Admiral (Idx)	(18.15)%
Vanguard Mid Cap Index Admiral (Idx)	(18.71)%
Vanguard Mid-Cap Growth Index Admiral (Idx)	(28.84)%
Vanguard Small Cap Index Inv Admiral (Idx)	(17.61)%
Vanguard Market Neutral Inv	13.48%
Vanguard Target Retirement 2025 Inv	(15.55)%
Vanguard Target Retirement 2035 Inv	16.62)%
Vanguard Target Retirement 2045 Inv	(17.36)%
Western Asset High Yield IS	(13.49)%
A DCP participant may elect, at the time of such participant’s deferral elections, to receive benefit distributions upon (i) separation from service with the Company or (ii) following the earlier of (a) a specified date that occurs no earlier than at least three years from the end of the calendar year in which the deferred compensation is credited or (b) separation from service with the Company. Additionally, a DCP participant may elect, at the time of such participant’s deferral elections, to receive benefit distributions in the form of (i) a single lump sum payment or (ii) for distributions following retirement, annual installments with an installment term of between two and 15 years. A participant may elect to change the benefit distribution date and/or form under certain circumstances specified in the DCP. In addition, in the event of certain unforeseeable emergencies, a participant may apply for immediate distribution in an amount necessary to satisfy such financial hardship and the tax liability attributable to such distribution. In the event of a participant’s death or disability, the entire value of such participant’s account will be distributed in a single lump sum.
Potential Payments Upon Termination or Change in Control

EXECUTIVE SEVERANCE PLAN
The Board, upon the recommendation of the Human Capital and Compensation Committee, adopted the Severance Plan in December 2017, which provides severance benefits to certain executive officers of the Company and its affiliates in the event that an eligible employee experiences a termination of employment by the Company without “cause” (and other than due to death or disability) or by the employee as a result of a “constructive termination” (as such terms are defined in the Severance Plan) (each, a “Qualifying Termination”). In the event that a Qualifying Termination occurs during the two-year period beginning on the date of a change in control (each such termination, a “Qualifying Change in Control Termination”), the Severance Plan provides enhanced severance benefits. In connection with implementing the Severance Plan, all participants in the Severance Plan waived the provisions of any applicable employment agreement that would have applied under the conditions set forth under the Severance Plan, other than any provisions in such employment agreements which were intended to survive the termination of such employment agreement.
Each participant in the Severance Plan (a “Participant”) is designated as a Tier 1 Participant or Tier 2 Participant. Tier 1 Participants are limited to the Chief Executive Officer. Tier 2 Participants are limited to Executive Vice Presidents. Accordingly, Ms. Noonan is a Tier 1 Participant and Messrs. Gaskill, and Ghelani and Ms. Anderson are each Tier 2 Participants and Messr. Harris was a Tier 2 Participant.
In the event of a Qualifying Termination, Participants are provided with the following payments and benefits:
•
a pro-rata payment representing the amount otherwise payable under the annual bonus program for the fiscal year in which termination of the Participant’s employment occurs, based on actual performance and payable concurrently with cash bonus payments to other employees (but in all events on or about March 15 of the immediately following fiscal year)

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 41

(a “Pro-Rata Bonus”), and to the extent not previously paid, the amount otherwise payable under the annual bonus program for the immediately preceding fiscal year, payable concurrently with cash bonus payments to other employees (a “Prior Year Bonus”);
•
a cash payment (i) for a Tier 1 Participant, of 2.5 times the Participant’s annual base salary, payable over a period of 30 months, and (ii) for a Tier 2 Participant, of 2 times the Participant’s annual base salary, payable over a period of 24 months; and

•
a cash payment, payable monthly in accordance with the Company’s payroll practices, (i) for a Tier 1 Participant, for up to 30 months, and (ii) for a Tier 2 Participant, for up to 24 months, in each case in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the life, health, dental and disability benefit programs of the Company in which the Participant participated as of the date of termination (the “COBRA Benefits”).

In the event of a Qualifying Change in Control Termination, Participants are provided with the following payments and benefits:
•
a Pro-Rata Bonus, and, if applicable, a Prior Year Bonus;

•
a cash payment of (i) for a Tier 1 Participant, 2.5 times the sum of the Participant’s annual base salary and target annual bonus, and (ii) for a Tier 2 Participant, 2 times the sum of the Participant’s annual base salary and target annual bonus, in each case of (i) and (ii), payable in a lump sum no later than the 60th day following the date of termination; and

•
the COBRA Benefits.

The payments and benefits provided under the Severance Plan are subject to each Participant’s execution and delivery of a release of claims and each Participant’s compliance with non-competition, non-disparagement, non-solicitation and confidentiality covenants applicable pursuant to each Participant’s Participation Notice and Agreement under the Severance Plan. The non-disparagement and confidentiality covenants each have an indefinite term and the non-competition and non-solicitation covenants each have a term of 24 months following the Participant’s date of termination. Additionally, the Severance Plan provides that if a Participant is subject to an excise tax under Section 4999 of the Code, then the payments and benefits the Participant receives may be reduced so that the excise tax does not apply; however, such reduction will only occur if it results in the receipt of a greater after-tax severance than would otherwise be provided.
Treatment of Long-Term Incentive Awards Upon Termination or Change in Control

Each of the RSUs and performance units granted in 2022 is subject to restrictive covenants related to post-employment (i) employee, client and consultant non-solicitation and (ii) non-competition, in each case for 12 months following any termination of employment and indefinite covenants covering confidentiality and non-disparagement (participant only). Further, the equity awards and all proceeds therefrom are generally subject to the Company’s incentive clawback policies, as in effect from time to time, to the extent the participant is a director or “officer” as defined under Rule 16a-1(f) of the Exchange Act. Additional provisions regarding the treatment of the equity awards upon a termination of employment are outlined in the table below.
Award Type	Termination or Change in Control Provisions
Stock Options(1)
•
Death or Disability: Unvested portion will immediately vest; vested stock options remain exercisable for one year thereafter.(2)

•
Retirement(3): Unvested portion will continue to vest according to the original vesting schedule; vested stock options remain exercisable for five years after the later of (i) the termination date and (ii) the date the option becomes vested and exercisable.

•
Constructive Termination(4) / By the Company Without Cause: Prorated portion of the number of options that would otherwise vest on the next applicable vesting date will immediately vest(5); vested stock options remain exercisable for three months thereafter.

•
Change in Control: Accelerated only if (i) not continued, converted, assumed, or replaced by the Company or successor entity or (ii) employment is terminated by the Company or successor entity without cause or by the participant as a result of a “constructive termination” during the two-year period following a change in control; vested stock options remain exercisable for three months thereafter.

•
By the Company For Cause / by Participant When Grounds for Cause Exist: Vested and unvested portions are forfeited.

42 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Award Type	Termination or Change in Control Provisions
RSUs
•
Death or Disability: Unvested portion will immediately vest.

•
Retirement: Unvested portion will continue to vest according to the original vesting schedule (solely if such retirement occurs on or following the first anniversary of the vesting start date).

•
By the Company Without Cause: Unvested portions are forfeited.

•
Change in Control: Accelerated only if (i) not continued, converted, assumed, or replaced by the Company or successor entity or (ii) employment is terminated by the Company or successor entity without cause or by the participant as a result of a “constructive termination” during the two-year period following a change in control.

•
By the Company For Cause: Vested and unvested portions are forfeited.

Performance Units
•
Death or Disability(6): Prorated portion will vest at the end of the performance period, based on actual performance.

•
Retirement: Prorated portion will vest at the end of the performance period, based on actual performance (solely if such retirement occurs on or following the first day of the performance period).

•
By the Company Without Cause: Unvested portions are forfeited.

•
Change in Control: (i) Full vesting at target only if not continued, converted, assumed, or replaced by the Company or successor entity and (ii) pro-rata vesting at target if employment is terminated by the Company or successor entity without cause or by the participant as a result of a “constructive termination” during the two-year period following a change in control.

•
By the Company For Cause: Vested and unvested portions are forfeited.

(1)
All outstanding stock options are fully vested.

(2)
Stock options do not remain exercisable past the original expiration date. In addition, the exercisability period expires immediately upon the occurrence of a “restrictive covenant violation” (as defined in the award agreement).

(3)
“Retirement” is generally defined in the equity awards as termination of employment, other than for cause or while grounds for cause exist, and other than due to the participant’s death or disability, following the date on which (i) the participant attains age 62 and (ii) the number of completed years of employment with the Company and its affiliates is at least five. For stock options and RSUs, continuation of vesting after termination of employment is subject to the non-occurrence of a “restrictive covenant violation.”

(4)
“Constructive termination” is generally defined in the equity awards as (i) having the meaning set forth in any employment agreement entered into by and between the participant and the Company or an affiliate, or (ii) if no such agreement exists, any of the following, without the participant’s prior written consent: (a) a material reduction in base salary or, to the extent applicable, target bonus opportunity (other than in connection with an across-the-board reduction in compensation of similarly-situated employees of, on an individual-by-individual basis, less than 10%), (b) a material diminution of authority, duties, or responsibilities, (c) a relocation of the participant’s primary place of business by more than 50 miles from its then-current location, or (d) any material breach by the Company of any written agreement relating to the participant’s compensation (including any equity awards). “Constructive termination” provisions are limited to the Chief Executive Officer and his direct reports and other Section 16 officers.

(5)
Prorated based on the number of days in the applicable year or in the performance period, as applicable, that have elapsed prior to termination of employment.

(6)
Vesting of the prorated portion at the end of the performance period is subject to the non-occurrence of a “restrictive covenant violation,” in the case of each applicable termination scenario.

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 43

TERMINATION BENEFITS TABLE
The following table describes the potential payments and benefits under the Company’s Severance Plan and equity award agreements to which the NEOs would have been entitled assuming an eligible termination of employment or change in control occurred on December 30, 2022, the last business day of fiscal 2022. A description of the provisions governing such payments under our agreements and any material conditions or obligations applicable to the receipt of payments are described above under “Executive Severance Plan” and “Treatment of Long-Term Incentive Awards Upon Termination or Change in Control.”
The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs. These include accrued but unpaid salary and distributions of vested plan balances under our 401(k) savings plans.
				Acceleration of Long-Term Incentive Awards
Named Executive Officer	Cash Severance Payment ($)(1)	Pro-rata Bonus ($)(2)	COBRA Benefit ($)(3)	RSUs ($)	Stock Options ($)(*)	Performance Units ($)(4)	Total ($)
Anne P. Noonan
Qualifying Termination	2,500,000	1,271,970	52,134	1,046,227	—	—	4,870,331
Qualifying Change in Control Termination	5,875,000	1,271,970	52,134	2,983,136	—	4,833,625	15,015,865
Change in Control	—	—	—	2,983,136	—	4,833,625	7,816,761
Termination Upon Death or Disability	—	—	—	2,983,136	—	—	2,983,136
Brian J. Harris
Qualifying Termination	1,262,000	401,307	41,707	402,531	—	—	2,107,545
Qualifying Change in Control Termination	2,208,500	401,307	41,707	913,534	—	1,449,139	5,014,187
Change in Control	—	—	—	913,534	—	1,449,139	2,362,673
Termination Upon Death or Disability	—	—	—	913,534	—	—	913,534
Karli S. Anderson
Qualifying Termination	950,000	274,359	77,018	165,112	—	—	1,466,489
Qualifying Change in Control Termination	1,520,000	274,359	77,018	402,173	—	406,942	2,680,492
Change in Control	—	—	—	402,173	—	406,942	809,115
Termination Upon Death or Disability	—	—	—	402,173	—	—	402,173
Christopher B. Gaskill
Qualifying Termination	882,000	299,167	18,975	199,909	—	—	1,400,051
Qualifying Change in Control Termination	1,411,200	299,167	18,975	479,905	—	490,409	2,699,656
Change in Control	—	—	—	479,905	—	490,409	970,314
Termination Upon Death or Disability	—	—	—	479,905	—	—	479,905
Kekin M. Ghelani
Qualifying Termination	1,050,000	248,005	59,293	106,237	—	—	1,463,535
Qualifying Change in Control Termination	1,837,500	248,005	59,293	823,338	—	374,181	3,342,317
Change in Control	—	—	—	823,338	—	374,181	1,197,519
Termination Upon Death or Disability	—	—	—	823,338	—	—	823,338

(*)
As of December 31, 2022, all outstanding stock options were fully vested.

(1)
In the event of a “constructive termination” or termination by the Company without “cause” (each term as defined in the Severance Plan), the cash severance payment includes the following:

•
Ms. Noonan—a cash payment of 2.5 times her annual base salary, payable over a period of 30 months.

•
Messrs. Harris, Gaskill, and Ghelani and Ms. Anderson—a cash payment of 2 times each NEO’s annual base salary, payable over a period of 24 months.

In the event of a constructive termination or termination by the Company without cause during the two-year period beginning on the date of a change in control of the Company, the cash severance payment includes the following:
•
Ms. Noonan—a cash payment payable in a lump sum no later than the 60th day following the date of termination equal to 2.5 times the sum of her annual base salary and target annual bonus for 2022.

44 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

•
Messrs. Harris, Gaskill, and Ghelani and Ms. Anderson—a cash payment payable in a lump sum no later than the 60th day following the date of termination equal to 2 times the sum of each NEOs annual base salary and target annual bonus for 2022.

(2)
Pro-rata bonus represents the amount otherwise payable under the annual bonus program for the fiscal year in which termination of the Participant’s employment occurs, based on actual performance and payable concurrently with cash bonus payments to other employees (but in all events prior to March 15 of the immediately following fiscal year).

(3)
COBRA benefit represents a cash payment in an amount equal to the total amount of the monthly COBRA insurance premiums for participation in the life, health, dental and disability benefit programs of the Company in which the NEO participated as of the date of termination, payable monthly in accordance with the Company’s payroll practices. The terms of these payments are the following:

•
Ms. Noonan—for up to 30 months.

•
Messrs. Harris, Gaskill, and Ghelani and Ms. Anderson—for up to 24 months.

(4)
In the event of a Qualifying Change in Control Termination or a Change in Control, the amount reported assumes performance units are not continued, converted, assumed, or replaced by the Company or successor entity and therefore reflects full vesting at target. In addition, the amount reported assumes that the Compensation Committee had not yet certified the performance of the performance units with a performance period of 2020—2022, which subsequently resulted in a payout equal to 91.9% of target.

Pay Versus Performance
The following pay versus performance (“PVP”) disclosure is new this year, as required by rules adopted by the SEC in 2022. The following Pay Versus Performance table (“PVP Table”) provides SEC-required information about compensation for 2022 for this Proxy Statement’s NEOs, as well as our named executive officers identified in each of our 2022 and 2021 Proxy Statements (each of 2020, 2021 and 2022, a “Covered Year”). We refer to all of the NEOs covered in the PVP Table below, collectively, as the “PVP NEOs”. The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:
•
The information in columns (b) and (d) of the PVP Table comes directly from this year’s or prior years’ Summary Compensation Tables, without adjustment;

•
As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (“Compensation Actually Paid” or “CAP”) to the applicable PVP NEOs. However, these CAP amounts may not necessarily reflect the final compensation that our PVP NEOs actually earned or “walked away with” for their service in the Covered Years, respectively; and

•
As required by the SEC’s PVP rules, we provide information in the PVP Table below about our absolute cumulative total shareholder return (“TSR”) results, cumulative TSR results for a peer group of companies identified in the footnotes to the PVP Table, and our U.S. GAAP net income results (the “External Measures”) during the Covered Years. We did not, however, actually base any compensation decisions for the PVP NEOs on, or directly link any PVP NEO pay to, these particular External Measures because the External Measures were not the same metrics used in our short-term or long-term incentive plans during the Covered Years. In addition, the peer group used for purposes of this PVP Table disclosure is substantially different than the comparator companies against which we evaluate relative TSR performance for our PVP NEOs for purposes of our Performance Units awards, as described above in our Compensation Discussion and Analysis. As a result, we did not design our PVP NEO compensation to move in tandem with improving, declining or steady achievement in these External Measures.

Due to the use and weighting of the Adjusted EBITDA performance measure in our annual cash incentive program for 2022, we have determined that, pursuant to the SEC’s PVP rules, Adjusted EBITDA should be designated as the “Company-Selected Measure” to be included in the far right column of the PVP Table below because we believe it is the most important financial measure that demonstrates how we sought to link 2022 PVP NEO CAP to our company performance.
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 45

Pay Versus Performance
						Value of Initial Fixed $100 Investment based on (4):
Year (a)	Summary Compensation Table Total for Thomas W. Hill(1) ($)(b)	Summary Compensation Table Total for Anne P. Noonan(1) ($)(b)	Compensation Actually Paid to Thomas W. Hill(1)(2)(3) ($)(c)	Compensation Actually Paid to Anne P. Noonan(1)(2)(3) ($)(c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)(d)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)(e)	Total Share- holder Return (f)	Peer Group Total Share- holder Return (g)	Net Income ($ Millions) (h)	Adjusted EBITDA(5) ($ Millions) (i)
2022	—	$5,138,466	—	$1,084,330	$1,500,850	$797,066	$121.11	$124.69	$272.1	$491.5
2021	—	$6,296,104	—	$10,468,479	$1,591,106	$2,819,082	$168.37	$153.55	$154.3	$520.1
2020	$8,262,897	$3,977,720	$4,860,551	$4,092,817	$2,025,478	$1,527,032	$84.23	$103.60	$141.2	$482.3

(1)
Mr. Hill was our PEO in 2020 until September 2020. Ms. Noonan became our PEO in September 2020. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022
Brian J. Harris	Brian J. Harris	Brian J. Harris
Michael J. Brady	Karli S. Anderson	Karli S. Anderson
Anne Lee Benedict	Christopher B. Gaskill	Christopher B. Gaskill
	Deon MacMillan	Kekin Ghelani

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and may not necessarily reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Thomas W. Hill ($)	Exclusion of Stock Awards for Thomas W. Hill ($)	Inclusion of Equity Values for Thomas W Hill ($)	Compensation Actually Paid to Thomas W. Hill ($)
2020	8,262,897	(5,672,018)	2,269,672	4,860,551
Year	Summary Compensation Table Total for Anne P. Noonan ($)	Exclusion of Stock Awards for Anne P. Noonan ($)	Inclusion of Equity Values for Anne P. Noonan ($)	Compensation Actually Paid to Anne P. Noonan ($)
2022	5,138,466	(2,860,842)	(1,193,294)	1,084,330
2021	6,296,104	(3,906,392)	8,078,767	10,468,479
2020	3,977,720	(2,660,726)	2,775,823	4,092,817
Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	1,500,850	(719,792)	16,008	797,066
2021	1,591,106	(763,654)	1,991,630	2,819,082
2020	2,025,478	(1,039,585)	541,139	1,527,032
46 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Thomas W. Hill ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Thomas W. Hill ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Thomas W. Hill ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Thomas W. Hill ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Thomas W. Hill ($)	Total— Inclusion of Equity Values for Thomas W. Hill ($)
2020	4,917,160	(2,240,702)	—	(406,786)	—	2,269,672
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Anne P. Noonan ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Anne P. Noonan ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Anne P. Noonan ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Anne P. Noonan ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Anne P. Noonan ($)	Total— Inclusion of Equity Values for Anne P. Noonan ($)
2022	2,734,275	(3,460,061)	—	(467,508)	—	(1,193,294)
2021	4,834,104	2,987,922	—	256,741	—	8,078,767
2020	2,775,823	—	—	—	—	2,775,823
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total— Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	693,027	(383,239)	—	(293,780)	—	16,008
2021	955,135	831,572	—	204,924	—	1,991,630
2020	1,108,020	(474,719)	—	(92,162)	—	541,139

(4)
The Peer Group TSR set forth in this table utilizes the S&P 500 Construction Materials Industry Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the S&P 500 Construction Materials Industry Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022. Adjusted EBITDA is a non-GAAP measure and we define it as net income before interest expense, income tax expense and depreciation, depletion and amortization, adjusted to exclude accretion, loss on debt financings, transaction costs, non-cash compensation and certain other non-cash and non-operating items. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 47

2022 Tabular List

The following table presents the financial and non-financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2022 to Company performance. The measures in this table are not ranked:
Adjusted EBITDA
ROIC
EBITDA Margin
Relative TSR
Recordable Incident Rate
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus Summit Materials, Inc. TSR
Compensation Actually Paid ($ Millions)
$12
$10
$8
$6
$4
$2
$0
Company TSR (FYE 2019 Indexed to $100)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
100.00
84.23
168.37
121.11
4.9
4.1
1.5
10.5
2.8
1.1
0.8
2019
2020
2021
2022
Fiscal Year
Tom Hill Compensation Actually Paid
Anne Noonan Compensation Actually Paid
Average NEO Compensation Actually Paid
Summit Materials, Inc. TSR

48 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus Summit Materials, Inc. Net Income
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($ Millions)
300
250
200
150
100
50
0
Net Income ($ Millions)
141.2
154.3
272.1
4.9
4.1
1.5
10.5
2.8
1.1
0.8
2020
2021
2022
Fiscal Year
Tom Hill Compensation Actually Paid
Anne Noonan Compensation Actually Paid
Average NEO Compensation Actually Paid
Summit Materials, Inc. Net Income

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Adjusted EBITDA

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted EBITDA during the three most recently completed fiscal years.

PEO and Average NEO Compensation Actually Paid
Versus Summit Materials, Inc. Adjusted EBITDA
Compensation Actually Paid ($ Millions)
$12
$10
$8
$6
$4
$2
$0
Adjusted EBITDA ($ Millions)
600
500
400
300
200
100
0
482.3
520.1
491.5
4.9
4.1
1.5
10.5
2.8
1.1
0.8
2020
2021
2022
Fiscal Year
Tom Hill Compensation Actually Paid
Anne Noonan Compensation Actually Paid
Average NEO Compensation Actually Paid
Adjusted EBITDA

2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 49

Description of Relationship Between Company TSR and Peer Group TSR

The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the S&P 500 Construction Materials Industry Index over the same period.

Comparison of Cumulative TSR of Summit Materials, Inc. and S&P 500 Construction Materials Index
$200
$150
$100
$50
$0
TSR (FYE 2019 Indexed to $100)
168.37
153.55
124.69
103.60
121.11
84.23
12/28/2019
12/28/2020
12/28/2021
12/28/2022
Summit Materials, Inc. TSR
S&P 500 Construction Materials Index TSR

Chief Executive Officer Pay Ratio
The Chief Executive Officer pay ratio figure below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. In 2021, we identified our median employee using our global employee population as of December 31, 2020. There was no significant change in our employee population or compensation arrangement in 2021 or 2022, and there have been no changes in the median employee’s circumstances during 2021 or 2022, that we reasonably believe would result in a significant change in our pay ratio disclosure. Accordingly, we have used the same median employee we identified in 2021 for purposes of calculating our CEO pay ratio for 2021. To determine our median employee pay in 2021, we chose taxable wages as our consistently applied compensation measure in order to identify our median employee as of December 31, 2020.
We calculated the median employee’s annual total compensation for 2022 in accordance with the requirements of the Summary Compensation Table. For 2022, the median employee’s annual total compensation was $50,292 and the annual total compensation of our CEO was $5,138,466. Accordingly, for 2022, the ratio of CEO pay to median employee pay was 102:1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on such employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
50 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR AUDITORS
ITEM 3 RATIFICATION OF APPOINTMENT OF KPMG LLP

Under the rules and regulations of the SEC, the NYSE and the Public Company Accounting Oversight Board (the “PCAOB”), the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. In addition, the Audit Committee considers the independence of our independent registered public accounting firm and participates in the selection of the independent registered public accounting firm’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by our stockholders of the appointment of, the registered public accounting firm of KPMG to serve as independent registered public accounting firm for the fiscal year ending December 30, 2023. KPMG has served as our independent registered public accounting firm since 2012.
The Board and the Audit Committee believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders. If stockholders do not ratify the selection of KPMG, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2023 fiscal year. In addition, even if stockholders ratify the selection of KPMG as independent registered public accounting firm, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select KPMG or another registered public accounting firm as our independent registered public accounting firm.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 30, 2023.
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 51

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Representatives of KPMG are expected to attend the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.
Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation for and overseeing the work of, the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit to the Audit Committee for approval a list of services and related fees expected to be rendered during that year within each of the following four categories of services:
•
Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.

•
Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

•
Tax services include all services, except those services specifically related to the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; tax planning; and tax compliance and reporting.

•
All Other services are those services not captured in the Audit, Audit-Related or Tax categories.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category and the fees of each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services in the table below were pre-approved by the Audit Committee.
(in thousands)	2022	2021
Audit Fees(1)	$3,526	$3,665
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	—	—
Total	$3,526	$3,665

(1)
Represents the aggregate fees billed for professional services by KPMG for the audit of our financial statements, reviews of our quarterly financial statements and services associated with other SEC filings, including registration statements. Fees related to regulatory filings and comfort letters totaled $26,352 in 2022 and $24,860 in 2021.

52 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent registered public accounting firm is engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the year ended December 31, 2022 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent registered public accounting firm’s evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.

The Audit Committee
Joseph S. Cantie Susan A. Ellerbusch John R. Murphy, Chair Anne K. Wade
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OUR RELATIONSHIPS
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Exchange Agreement

In connection with the IPO, we entered into an Exchange Agreement with the holders of LP Units pursuant to which each holder of LP Units (and certain permitted transferees thereof) may, subject to the terms of the Exchange Agreement, exchange their LP Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. The Exchange Agreement also provides that a holder of LP Units will not have the right to exchange LP Units if the Company determines that such exchange would be prohibited by law or regulation or would violate other agreements with the Company or its subsidiaries to which such holder may be subject. The Company may impose additional restrictions on exchange that it determines to be necessary or advisable so that Summit Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges LP Units for shares of Class A Common Stock, the number of LP Units held by the Company is correspondingly increased as it acquires the exchanged LP Units. In accordance with the Exchange Agreement, any holder who surrenders all of its LP Units for exchange must concurrently surrender all shares of Class B Common Stock held by it (including fractions thereof) to the Company.
Tax Receivable Agreement

In connection with the IPO, we entered into a tax receivable agreement with the holders of LP Units that provides for the payment to exchanging holders of LP Units of 85% of the benefits, if any, that the Company is deemed to realize as a result of the increases in tax basis resulting from exchanges of LP Units and certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. Certain current and former holders of LP Units, who include certain of our executive officers and directors, are expected to receive payments under the tax receivable agreement in the future. The increases in tax basis as a result of an exchange of LP Units for shares of Class A Common Stock, as well as the amount and timing of any payments under the tax receivable agreement, are difficult to accurately estimate as they will vary depending upon a number of factors, including:
•
the timing of exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of Summit Holdings at the time of each exchange;

•
the price of shares of our Class A Common Stock at the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of Summit Holdings, is directly proportional to the price of shares of our Class A Common Stock at the time of the exchange;

•
the extent to which such exchanges are taxable—if an exchange is not taxable for any reason, increased deductions will not be available;

•
the amount and timing of our income—the Company is required to pay 85% of the cash tax savings as and when realized, if any. If the Company does not have taxable income, the Company is not required (absent a change of control or circumstances requiring an early termination payment) to make payments under the tax receivable agreement for that taxable year because no cash tax savings will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in cash tax savings that will result in payments under the tax receivable agreement; and

•
the effective tax rate—the benefit that the Company realizes is dependent on the tax rate in effect at the time taxable income is generated.

54 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

We anticipate funding payments under the tax receivable agreement from cash flows from operations, available cash and available borrowings under our senior secured revolving credit facilities. As of December 31, 2022, we had accrued $322.2 million as a tax receivable agreement liability. The tax receivable agreement liability is a long-term liability as no additional payments are expected in the next twelve months.
In addition, the tax receivable agreement provides that upon certain changes of control, the Company’s (or its successor’s) obligations would be based on certain assumptions, including that the Company would have sufficient taxable income to fully utilize the deductions arising from the tax deductions, tax basis and other tax attributes subject to the tax receivable agreement. With respect to our obligations under the tax receivable agreement relating to previously exchanged or acquired LP Units and certain net operating losses, we would be required to make a payment equal to the present value (at a discount rate equal to one year LIBOR plus 100 basis points) of the anticipated future tax benefits determined using assumptions (ii) through (v) of the following paragraph.
Furthermore, the Company may elect to terminate the tax receivable agreement early by making an immediate payment equal to the present value of the anticipated future cash tax savings. In determining such anticipated future cash tax savings, the tax receivable agreement includes several assumptions, including that (i) any LP Units that have not been exchanged are deemed exchanged for the market value of the shares of Class A Common Stock at the time of termination, (ii) the Company will have sufficient taxable income in each future taxable year to fully realize all potential tax savings, (iii) the Company will have sufficient taxable income to fully utilize any remaining net operating losses subject to the tax receivable agreement on a straight line basis over the shorter of the statutory expiration period for such net operating losses or the five-year period after the early termination or change of control, (iv) the tax rates for future years will be those specified in the law as in effect at the time of termination and (v) certain non-amortizable assets are deemed disposed of within specified time periods. In addition, the present value of such anticipated future cash tax savings is discounted at a rate equal to LIBOR plus 100 basis points.
Under the terms of the tax receivable agreement, the Company can terminate the tax receivable agreement at any time, which would trigger a cash payment to the pre-IPO owners. Based upon a $28.39 per share price of our Class A common stock, the closing price of our stock on December 30, 2022 (the last business day of our fiscal year) and a contractually defined discount rate of 1.58%, the Company estimates that if it were to exercise its right to terminate the tax receivable agreement, the aggregate amount required to settle the tax receivable agreement would be approximately $249 million.
Summit Materials Holdings L.P. Amended and Restated Limited Partnership Agreement

The Company holds LP Units in Summit Holdings and is the sole general partner of Summit Holdings. Accordingly, the Company operates and controls all of the business and affairs of Summit Holdings and, through Summit Holdings and its operating entity subsidiaries, conducts our business.
Pursuant to the limited partnership agreement of Summit Holdings, the Company has the right to determine when distributions will be made to holders of LP Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of LP Units pro rata in accordance with the percentages of their respective limited partnership interests. The holders of LP Units, including the Company, incur U.S. federal, state and local income taxes on their share of any taxable income of Summit Holdings. The limited partnership agreement of Summit Holdings provides for tax distributions to the holders of the LP Units in an amount generally calculated to provide each holder of LP Units with sufficient cash to cover its tax liability in respect of the LP Units. These tax distributions are generally only paid to the extent that other distributions made by Summit Holdings were otherwise insufficient to cover the estimated tax liabilities of all holders of LP Units. In general, these tax distributions are computed based on our estimate of the net taxable income allocated to the Company multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate applicable to a corporate resident in New York, New York.
The limited partnership agreement of Summit Holdings also provides that substantially all expenses incurred by or attributable to the Company, but excluding obligations incurred under the tax receivable agreement by the Company, income tax expenses of the Company and payments on indebtedness incurred by the Company, will be borne by Summit Holdings.
The Company as the general partner may (i) at any time, require all holders of LP Units, other than holders who are current employees or service providers, to exchange their units for shares of our common stock or (ii) with the consent of partners in Summit Holdings whose vested interests exceed 66 2/3% of the aggregate vested interests in Summit Holdings, require all holders of interests in Summit Holdings to transfer their interests, provided that the prior written consent of each holder that is an affiliate of Blackstone affected by any such proposed transfer will be required. These provisions are designed to ensure that the general partner can, in the context of a sale of the Company, sell Summit Holdings as a wholly-owned entity subject to the approval of the holders thereof.
Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law against liabilities that may arise by reason of their service
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 55

to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.
Statement of Policy Regarding Transactions with Related Persons
We have adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our Chief Legal Officer any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The Chief Legal Officer will then promptly communicate that information to our Board. No related person transaction will be executed without the approval or ratification of an approving body that shall be composed solely of independent directors who are disinterested in the transaction. Currently, our Board has designated the members of the Audit Committee as the approving body. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
56 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

OUR STOCKHOLDERS
HOLDINGS OF MAJOR STOCKHOLDERS
The following table sets forth the beneficial ownership of shares of our Class A Common Stock and LP Units by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (2) each of our directors and NEOs and (3) all of our directors and executive officers as a group as of March 27, 2023.
	Class A Common Stock(1)		LP Units(1)		Combined Voting Power(2)
Stockholder Name	Number	Percent	Number	Percent	Number	Percent
The Vanguard Group, Inc.(3)	11,703,017	9.8%	—	—	11,703,017	9.7%
BlackRock, Inc.(4)	9,173,017	7.7%	—	—	9,173,017	7.6%
T. Rowe Price Associates, Inc.(5)	9,028,677	7.6%	—	—	9,028,677	7.5%
Capital International Investors(6)	7,422,146	6.2%	—	—	7,422,146	6.2%
Dimensional Fund Advisors LP(7)	5,998,959	5.0%	—	—	5,998,959	5.0%
Anne P. Noonan(8)	167,875	*	—	—	167,875	*
Howard L. Lance(9)	93,936	*	45,772	*	139,708	*
Joseph S. Cantie(10)	40,185	*	—	—	40,185	*
Anne M. Cooney(11)	26,811	*	—	—	26,811	*
Susan A. Ellerbusch(12)	26,811	*	—	—	26,811	*
John R. Murphy(13)	27,445	*	4,274	*	31,719	*
Anne K. Wade(14)	32,578	*	—	—	32,578	*
Steven H. Wunning(15)	34,455	*	—	—	34,455	*
Tamla D. Oates-Forney(16)	7,937	*	—	—	7,937	*
Brian J. Harris(17)	239,634	*	332,698	*	572,332	*
Karli S. Anderson(18)	18,407	*	—	—	18,407	*
Christopher B. Gaskill(19)	27,251	*	—	—	27,251	*
Kekin M. Ghelani	—	*	—	—	—	*
All Directors and Executive Officers as a Group (13 persons)(20)	743,325	*	382,745	*	1,126,070	*

*
Less than 1%.

The percentage of beneficial ownership of (1) Class A Common Stock is based upon 118,818,671 shares issued and outstanding and (2) LP Units is based upon 120,128,675 LP Units outstanding (including 118,818,671 LP Units held by the Company), in each case as of March 27, 2023. Percentage of combined voting power is based upon 120,128,675 votes represented by outstanding securities, consisting of (1) 118,818,671 shares of Class A Common Stock issued and outstanding and (2) 1,310,004 LP Units outstanding and eligible to vote, excluding LP Units held by the Company, in each case as of March 27, 2023. The Company is the general partner of Summit Holdings, which indirectly owns 100% of the limited liability interests of Summit Materials, LLC (“Summit LLC”). Except as otherwise noted, (i) the information is as of March 27, 2023, and (ii) the address of each beneficial owner is c/o Summit Materials, Inc., 1801 California Street, Suite 3500 Denver, Colorado 80202. Beneficial ownership is determined in accordance with the rules and regulations of the SEC.
(1)
Subject to the terms of the Exchange Agreement, LP Units are exchangeable for shares of our Class A Common Stock on a one-for-one basis. See “Certain Relationships and Related Person Transactions — Exchange Agreement.” Beneficial ownership of LP Units reflected in this table is not reflected as beneficial ownership of shares of our Class A Common Stock for which such units may be exchanged. See “Executive Compensation — Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Pre-IPO Long-Term Incentive Awards (Value From Modifications to Eliminate Misalignment Post-IPO)” for a description of the LP Units.

(2)
Represents percentage of voting power of the Class A Common Stock and Class B Common Stock of the Company voting together as a single class and gives effect to voting power of the Class B Common Stock. The Class B Common Stock provides holders who also hold LP Units with a number of votes that is equal to the aggregate number of LP Units held by such holders. As of March 27, 2023, holders of the LP Units held all of the issued shares of our Class B Common Stock that were outstanding and the total number of votes that were represented by the Class B Common Stock was 1,310,004.

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(3)
The number of shares held was obtained from the holder’s Schedule 13G/A filing with the SEC on February 9, 2023, which reports ownership as of December 30, 2022. The Schedule 13G/A filing indicates that the holder, The Vanguard Group, Inc. (“Vanguard”) has shared power to vote or direct the vote of 83,961 shares of our Class A Common Stock, sole power to dispose or direct the disposition of 11,498,939 shares of our Class A Common Stock, and shared power to dispose or direct the disposition of 204,078 shares of our Class A Common Stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(4)
The number of shares held was obtained from the holder’s Schedule 13G/A filing with the SEC on February 3, 2023, which reports ownership as of December 31, 2022. The Schedule 13G/A filing indicates that the holder, BlackRock, Inc. (“BlackRock”) had sole power to vote or direct the vote of 8,862,300 shares of our Class A Common Stock and sole power to dispose or to direct the disposition of 9,173,017 shares of our Class A Common Stock. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(5)
The number of shares held was obtained from the Schedule 13G/A filing made by T. Rowe Price Associates, Inc. (“T. Rowe Price”) with the SEC on February 14, 2023, which reports ownership as of December 31, 2022. The Schedule 13G/A indicates that T. Rowe Price has sole power to vote or direct the vote of 3,501,337 shares of our Class A Common Stock and sole power to dispose or direct the disposition of 9,028,677 shares of our Class A Common Stock. The address of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(6)
The number of shares held was obtained from the Schedule 13G/A filing made by Capital International Investors (“Capital”) with the SEC on February 13, 2023, which reports ownership as of December 30, 2022. The Schedule 13G/A indicates that Capital has sole power to vote or direct the vote of 7,422,146 shares of our Class A Common Stock and sole power to dispose or direct the disposition of 7,422,146 shares of our Class A Common Stock. The address of Capital is 333 South Hope Street, 55th F1, Los Angeles, CA 90071.

(7)
The number of shares held was obtained from the Schedule 13G filing made by Dimensional Fund Advisors LP (“Dimensional Fund Advisors”) with the SEC on February 10, 2023, which reports ownership as of December 30, 2022. The Schedule 13G indicates that Dimensional Fund Advisors has sole power to vote or direct the vote of 5,925,556 shares of our Class A Common Stock and sole power to dispose or direct the disposition of 5,998,959 shares of our Class A Common Stock. The Schedule 13G/A states that Dimensional Fund Advisors, an investment adviser registered under Section 203 of the Investment Act, furnishes investment advice to four investment companies registered under the Investment Act, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Dimensional Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors may act as an adviser or sub-adviser to certain Dimensional Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Dimensional Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Dimensional Funds. However, the Schedule 13G/A states that all securities reported in the Schedule 13G are owned by the Dimensional Funds, and Dimensional disclaims beneficial ownership of such securities. The address of Dimensional Fund Advisors is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(8)
Includes 167,875 shares of our Class A Common Stock owned by Ms. Noonan.

(9)
Includes (i) 81,611 options issued to Mr. Lance that are vested or will vest within 60 days, (ii) 45,772 LP Units held by Mr. Lance, and (iii) 12,325 shares of our Class A Common Stock held by Mr. Lance.

(10)
Includes (i) 35,085 shares of our Class A Common Stock owned by Mr. Cantie directly and (ii) 5,100 shares of our Class A Common Stock held by a trust for the benefit of Mr. Cantie, for which Mr. Cantie and his spouse serve as trustees.

(11)
Includes (i) 13,531 restricted stock units that are vested and the reporting person has elected to defer settlement and (ii) 13,280 shares of our Class A Common Stock owned by Ms. Cooney.

(12)
Includes (i) 3,815 restricted stock units that are vested and the reporting person has elected to defer settlement and (ii) 22,996 shares of our Class A Common Stock owned by Ms. Ellerbusch.

(13)
Includes (i) 10,220 options issued to Mr. Murphy that are vested or will vest within 60 days, (ii) 4,274 LP Units held by Mr. Murphy and (iii) 17,225 shares of our Class A Common Stock owned by Mr. Murphy.

(14)
Includes (i) 9,716 restricted stock units that are vested and the reporting person has elected to defer settlement and (ii) 22,862 shares of our Class A Common Stock owned by Ms. Wade.

(15)
Includes 34,455 shares of our Class A Common Stock owned by Mr. Wunning.

(16)
Includes 7,937 shares of our Class A Common Stock owned by Ms. Oates-Forney.

(17)
Includes (i) 19,216 options issued to Mr. Harris that are vested or will vest within 60 days, (ii) 220,418 shares of our Class A Common Stock owned by Mr. Harris, and (iii) 332,698 LP Units held by The Harris Family 2014 Trust fbo Michael J. Harris and The Harris Family 2014 Trust fbo Cameron I.J. Harris, trusts for which Mr. Harris’ spouse serves as trustee and as to which Mr. Harris could be deemed to have beneficial ownership.

(18)
Includes 18,407 shares of our Class A Common Stock owned by Ms. Anderson.

(19)
Includes (i) 1,536 options that are vested or will vest within 60 days and (ii) 25,715 shares of our Class A Common Stock owned by Mr. Gaskill.

(20)
Includes (i) 112,583 options that are vested or will vest within 60 days, (ii) 382,745 LP Units, (iii) 27,062 restricted stock units that are vested and the reporting person has elected to defer settlement and (iv) 603,680 shares of our Class A Common Stock.

58 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

USERS’ GUIDE
Information Referenced in This Proxy Statement

The content of the websites referred to in this proxy statement are not deemed to be part of, and are not incorporated by reference into, this proxy statement.
Attending the Annual Meeting of Stockholders

WHO CAN ATTEND THE ANNUAL MEETING?
You are entitled to attend the Annual Meeting on Thursday, May 25, 2023 only if you were a Summit Materials stockholder at the close of business on March 27, 2023, or you hold a valid proxy. You will need proof of ownership of Summit stock to enter the meeting. If your shares are in the name of your broker or bank or you received your materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement and a “legal proxy” from the bank, brokerage firm or other nominee that hold your shares. Everyone will be required to present a valid picture ID.
HOW CAN I ATTEND THE ANNUAL MEETING?
The 2023 Annual Meeting will be held at 8:00 a.m., Mountain Time, on Thursday, May 25, 2023, at The Grand America Hotel, 555 South Main Street, Salt Lake City, Utah 84111. No cameras, recording equipment, laptops, tablets, cellular telephones, smartphones, or other similar equipment, electronic devices, large bags, briefcases or packages will be permitted, and security measures will be in effect to provide for the safety of attendees. As always, we encourage you to vote your shares prior to the Annual Meeting.
HOW CAN I ACCESS THE ANNUAL MEETING VOTING WEBSITE?
All stockholders can visit the Annual Meeting voting website at www.proxyvote.com. On our Annual Meeting voting website, you can vote your proxy, access copies of our Proxy Statement and Annual Report and other information about Summit Materials and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SUMMIT MATERIALS, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 25, 2023
THIS NOTICE, OUR PROXY STATEMENT, AND OUR COMBINED ANNUAL REPORT AND ANNUAL REPORT ON
FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 ARE AVAILABLE AT WWW.PROXYVOTE.COM.
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 59

Who Can Vote and How

WHO IS ENTITLED TO VOTE?
You are entitled to vote at the Annual Meeting on Thursday, May 25, 2023 only if you were a Summit Materials stockholder of record of our Class A Common Stock and Class B Common Stock (each such designation having par value $0.01 per share) at the close of business on March 27, 2023.
On March 27, 2023, we had 118,818,671 shares of Class A Common Stock outstanding and entitled to vote and 99 shares of Class B Common Stock outstanding and entitled to vote. Holders of shares of our Class A Common Stock and Class B Common Stock vote together as a single class on all matters on which stockholders are entitled to vote generally (except as may be required by law).
Each share of Class A Common Stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. All of the shares of our outstanding Class B Common Stock are currently held by our pre-IPO investors, including certain members of management or their family trusts that directly hold LP Units. A holder of Class B Common Stock is entitled, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of LP Units held by such holder. As of the record date, the total number of LP Units to which the voting power of the Class B Common Stock relates was 1,310,004.
A majority of the voting power of Class A Common Stock and Class B Common Stock entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting.
HOW DO I VOTE?
We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting.
Vote your shares as follows. In all cases, have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form in hand and follow the instructions.
•
Vote by Internet. Visit www.proxyvote.com 24/7 to vote by internet using your computer.

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Vote by Telephone. Stockholders of record can call toll-free 1-800-690-6903 24/7 to vote. For beneficial stockholders, please see the voting instruction form 24/7 to vote.

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Vote by Mail. If you elected to receive a hard copy of your proxy materials, fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage paid envelope.

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Vote During the Annual Meeting. You may attend the Annual Meeting and vote during the meeting.

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that, after you register, access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
CAN I CHANGE MY VOTE?
If you own common stock of record, you may change your vote at any time before the polls close at the Annual Meeting. You can do this by:
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Voting again by Internet or telephone prior to 11:59 p.m. Eastern Time on March 26, 2023;

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Signing another proxy card with a later date and returning it prior to the Annual Meeting; or

•
Voting again during the Annual Meeting.

A stockholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the Annual Meeting.
WHO COUNTS THE VOTES?
We have hired Broadridge Financial Solutions, Inc. to count the votes represented by proxies and cast by ballot, and Broadridge Financial Solutions, Inc. has been appointed to act as Inspector of Election.
WHEN WILL THE VOTING RESULTS BE ANNOUNCED?
We will announce the preliminary voting results during the Annual Meeting. We will report the final results on our website and in a Current Report on Form 8-K filed with the SEC within four days following the meeting.
60 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

WILL MY VOTE BE CONFIDENTIAL?
All stockholder proxies, ballots and tabulations that identify stockholders will be maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and to allow the inspectors of election to certify the results of the vote.
Business Taking Place at the Annual Meeting

WHICH PROPOSALS ARE BEING VOTED ON AT THE ANNUAL MEETING?
•
The election of each of the three nominees to the Board named herein;

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The approval, on a nonbinding advisory basis, of the compensation of our NEOs, as disclosed herein; and

•
The ratification of the appointment of KPMG as our independent registered public accounting firm.

WHICH PROPOSALS ARE “ROUTINE” AND WHICH ARE “NON-ROUTINE”?
The ratification of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023 is the only routine matter to be presented at the Annual Meeting. The other two matters are non-routine and brokers will not be allowed to vote on this proposal without specific voting instructions from beneficial owners. We do not expect any additional matters will be brought before the Annual Meeting. However, if other matters are properly presented, the persons named as proxies in the proxy card or their substitutes will vote in their discretion.
HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?
With respect to the election of directors, a nominee for director shall be elected to the Board by a plurality of the votes cast in respect of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A plurality vote requirement means that the director nominees with the greatest number of votes cast “FOR”, even if it is less than a majority, will be elected. You may vote “FOR” or “WITHHOLD” with respect to each nominee. A withhold vote in the election of directors will have the same effect as an abstention. Neither a withhold vote nor a broker non-vote will affect the outcome of the election of directors.
The affirmative vote of a majority of the voting power of common stock present in person or represented by proxy and entitled to vote on the matter is required to (i) ratify the appointment of KPMG as our independent registered public accounting firm and (ii) approve, on a nonbinding advisory basis, the compensation of our NEOs, as disclosed in this Proxy Statement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to these matters. For these matters, abstentions are not counted as affirmative votes but are counted as present at the Annual Meeting and entitled to vote and will have the effect of a vote “against” the matter. Broker non-votes, if any, will have no effect on the outcome of these matters.
Proxies

WHO IS SOLICITING MY PROXY?
The Board of Summit Materials is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders.
HOW CAN I REVOKE MY PROXY?
You can revoke your proxy by sending written notice of revocation to our Chief Legal Officer & Secretary at Summit Materials, Inc., 1801 California Street, Suite 3500 Denver, Colorado 80202, by March 26, 2023.
WHAT IS THE COST OF THIS PROXY SOLICITATION?
The Company will pay the costs of preparing, printing, assembling, and mailing the proxy materials used in the solicitation of proxies. Solicitation may be made by our directors, officers, and employees by mail, email, telephone, or in person. Those individuals will receive no additional compensation for solicitation activities. We have hired Innisfree M&A Incorporated to assist in the solicitation of proxies, who will receive a fee of $20,000, plus reasonable out of pocket costs and expenses, for its services. Broadridge Financial Solutions, Inc. will distribute proxy materials to banks, brokers, and other nominees for forwarding to beneficial owners and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials.
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 61

Getting Our Proxy Statement and Annual Report

HOW CAN I ACCESS PROXY MATERIALS ONLINE?
This Proxy Statement, the accompanying proxy card, and our 2022 Annual Report are being made available to stockholders online at www.proxyvote.com.
Instead of mailing printed copies of these materials, we will send some of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). If you received a Notice and would prefer to receive a paper copy of our proxy materials, follow the instructions included in the Notice to update your preferences. If you elect to receive our future proxy materials electronically, you will receive access to those materials via e-mail unless and until you elect otherwise.
WHY DID MY HOUSEHOLD RECEIVE A SINGLE SET OF PROXY MATERIALS?
SEC rules permit us to deliver a single copy of our 2022 Annual Report and Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This practice benefits both you and Summit Materials, as it eliminates duplicate mailings and reduces our printing and mailing costs. Each stockholder will continue to receive a separate proxy card or voting instruction card.
Your household may have received a single set of proxy materials this year. If you prefer to receive your own copy now or in future years, please request a duplicate set by phone at 1-866-540-7095, online at www.proxyvote.com, or by writing to Summit Materials, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you hold your stock in street name, you may receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings on request. You may need to contact your broker directly if you want to discontinue duplicate mailings to your household. You can also register to receive all future stockholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery directly with their bank, brokerage firm, or other nominee. Electronic delivery of stockholder communications helps save the Company money by reducing printing and postage costs.
Future Shareholder Proposals and Nominations

RULE 14A-8 SHAREHOLDER PROPOSAL
Under SEC rules, if you want us to include a proposal in our proxy statement for the 2024 Annual Meeting of Stockholders, we must receive your proposal, submitted in writing to our Chief Legal Officer & Secretary, at Summit Materials, Inc., 1801 California Street, Suite 3500 Denver, Colorado 80202, by December 12, 2023. Any such proposal should comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act. The submission of a shareholder proposal does not guarantee that it will be included in our proxy statement.
PROXY ACCESS NOMINATIONS AND OTHER PROPOSALS/NOMINATIONS
Under our Bylaws, a stockholder wishing to bring director nominations or other business before an annual meeting is required to provide advance written notice to the Chief Legal Officer & Secretary of Summit Materials regarding such nominations or other business and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a stockholder who intends to present nominations or a proposal at the 2024 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws no earlier than January 26, 2024 and no later than February 25, 2024. However, if we hold the 2024 Annual Meeting more than 30 days before, or more than 70 days after, the anniversary of the 2023 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2024 Annual Meeting date, and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting date or the tenth day after public announcement of the 2024 Annual Meeting date. These advance notice provisions do not apply if the stockholder only seeks to include such matters in the proxy statement pursuant to Rule 14a-8.
If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. We also reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
62 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

ANNEX A
RECONCILIATION OF
NON-GAAP MEASURES TO GAAP
The following table reconciles our net income to Adjusted EBITDA and Adjusted EBITDA Margin for the year ended December 31, 2022.
Year ended December 31, 2022
Reconciliation of Net Income (Loss) to Adjusted EBITDA
($ in thousands)
Net income (loss)	$275,943
Interest (income) expense	86,969
Income tax expense (benefit)	85,545
Depreciation, depletion and amortization	197,837
EBITDA	$646,294
Accretion	2,613
Loss on debt financings	1,737
Tax receivable agreement benefit	1,566
Gain on sale of businesses	(172,389)
Non-cash compensation	18,347
Other	(6,692)
Adjusted EBITDA	$491,476
Adjusted EBITDA Margin(1)	22.1%

(1)
Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of net revenue.

The following table reconciles net cash provided by operating activities to free cash flow for year ended December 31, 2022.
Year ended December 31, 2022
($ in thousands)
Net income	$275,943
Non-cash items	117,621
Net income adjusted for non-cash items	393,564
Change in working capital accounts	(109,466)
Net cash provided by operating activities	284,098
Capital expenditures, net of asset sales	(251,359)
Free cash flow	$32,739
2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT SUMMIT MATERIALS | 63

The following table reconciles operating income to adjusted cash gross profit for year ended December 31, 2022.
Year ended December 31, 2022
($ in thousands)
Operating income	$269,047
General and administrative expenses	190,218
Depreciation, depletion, amortization and accretion	200,450
Gain on sale of property, plant and equipment	(10,370)
Adjusted Cash Gross Profit (exclusive of items shown separately)	$649,345
The table below reconciles our Adjusted EBITDA to Further Adjusted EBITDA and our calculation of Net Debt to arrive at our Net Leverage Ratio for the year ended December 31, 2022.
Year ended December 31, 2022
($ in thousands)
Adjusted EBITDA	$491,476
Transaction costs	3,358
EBITDA for certain acquisitions / divestitures(1)	(1,827)
Further Adjusted EBITDA(2)	$493,007
Long-term debt, including current portion	$1,509,560
Acquisition related liabilities	42,769
Finance leases and other	14,126
Less: Cash and cash equivalents	(520,451)
Net Debt	$1,046,004
Net Leverage Ratio(3)	2.1x

(1)
Under the terms of our credit facilities, we include EBITDA from our acquisitions, net of dispositions, in each fiscal year for periods prior to acquisition.

(2)
Further Adjusted EBITDA is defined as Adjusted EBITDA plus the EBITDA contribution for certain recent acquisitions.

(3)
Net Leverage Ratio is defined as Net Debt divided by Further Adjusted EBITDA.

64 | SUMMIT MATERIALS 2023 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O SUMMIT MATERIALS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

D96121-P86086 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

SUMMIT MATERIALS, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD96121-P86086Nominees:01) Joseph S. Cantie02) Anne M. Cooney03) John R. Murphy04) Anne P. Noonan05) Tamla D. Oates-Forney06) Steven H. Wunning3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 30, 2023.2. Nonbinding advisory vote on the compensation of our named executive officers for 2022.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.! ! ! 1. Election of DirectorsForAllWithholdAllFor AllExceptFor Against AbstainFor Against Abstain! ! !! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.SUMMIT MATERIALS, INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write theThe Board of Directors (the "Board") recommends you number(s) of the nominee(s) on the line below.vote FOR the following:The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal:BROADRIDGE CORPORATE ISSUER SOLUTIONSC/O SUMMIT MATERIALS, INC.P.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time the day before the cut-off dateor meeting date. Follow the instructions to obtain your records and to create anelectronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.D96122-P86086SUMMIT MATERIALS, INC.Annual Meeting of StockholdersMay 25, 2023, 8:00 A.M., Mountain TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Anne P. Noonan, Christopher B. Gaskill, and Brian J. Harris, and each of them, each with full power of substitution, as proxies, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and/or Class B Common Stock of Summit Materials, Inc. (the "Company") that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M., Mountain Time,at The Grand America Hotel, 555 South Main Street, Salt Lake City, Utah 84111 and at any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted "FOR" all portions of items (1), (2) and (3); and in the proxies' discretion on any other matters coming before the meeting or any adjournment or postponement thereof.Continued and to be signed on reverse side